UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Real Estate Index Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Real Estate Index Fund	(16.34)%	1.88%	6.63%

 A From September 8, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Index Fund on September 8, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$17,712	Fidelity® Real Estate Index Fund
$17,819	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2020, the fund returned -16.34%, roughly in line with the -16.30% return of the Dow Jones U.S. Select Real Estate Securities Index℠. In an often-challenging market environment for real estate securities, most sectors within the Dow Jones real estate index lost ground. The weakest-performing categories tended to be those involving businesses that heavily depend on social interaction, which became severely limited in the COVID-19 pandemic. Hotel and retail real estate investment trusts (REITs), for example, were particularly poor performers, returning about -52% and -46% in the index, respectively. By far, the biggest individual detractor was mall owner Simon Property Group (-59%). In March, Simon announced the temporary closure of all its retail U.S. properties, a move the company would not begin to reverse until early May. Hotel REIT Host Hotels & Resorts (-35%) also significantly lagged the index, reflecting a sharp drop in demand for lodging as consumers curtailed their travel. Several health care REITs were also meaningful detractors, led by Welltower (-33%) and Ventas (-39%), both of which were hampered by worries about a potential oversupply of senior housing properties. Investor concern about the impact of COVID-19 on demand for senior-housing facilities also appeared to weigh on both stocks. Various apartment REITs also struggled this period, most notably Equity Residential (-30%), AvalonBay Communities (-24%) and Essex Property Trust (-25%). On the positive side, meanwhile, were many real estate owners whose business models remained largely unaffected by social distancing efforts. For example, industrial REITs were particularly strong performers, benefiting from growth in e-commerce and demand for specialized warehouse space. Prologis (+34%) and Duke Realty (+24%) were two particularly strong-performing firms in this category. Data center operators such as Digital Realty Trust (+45%) benefited from growth in data consumption associated with more people working from home. Alexandria Real Estate Equity (+23%), an owner of laboratory space, also contributed this period, helped by demand growth amid a national focus on drug and vaccine research.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Prologis (REIT), Inc.	11.1
Digital Realty Trust, Inc.	6.1
Public Storage	4.2
Alexandria Real Estate Equities, Inc.	3.2
Welltower, Inc.	3.2
AvalonBay Communities, Inc.	3.1
Realty Income Corp.	2.9
Simon Property Group, Inc.	2.7
Equity Residential (SBI)	2.6
Invitation Homes, Inc.	2.3
41.4

Top Five REIT Sectors as of July 31, 2020

% of fund's net assets
REITs - Apartments	17.7
REITs - Warehouse/Industrial	16.2
REITs - Diversified	13.7
REITs - Office Property	12.1
REITs - Health Care	9.6

Asset Allocation (% of fund's net assets)

As of July 31, 2020
Stocks and Equity Futures	100.1%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 100.0%
REITs - Apartments - 17.7%
American Campus Communities, Inc.	410,315	$14,623,627
American Homes 4 Rent Class A	766,302	22,222,758
Apartment Investment & Management Co. Class A	439,494	17,061,157
AvalonBay Communities, Inc.	415,433	63,611,101
Camden Property Trust (SBI)	287,160	26,077,000
Equity Residential (SBI)	1,026,849	55,069,912
Essex Property Trust, Inc.	193,248	42,657,564
Front Yard Residential Corp. Class B	159,983	1,387,053
Independence Realty Trust, Inc.	291,583	3,353,205
Investors Real Estate Trust	36,333	2,626,876
Invitation Homes, Inc.	1,625,462	48,471,277
Mid-America Apartment Communities, Inc.	338,981	40,403,111
UDR, Inc.	867,443	31,401,437
		368,966,078
REITs - Diversified - 13.7%
Apple Hospitality (REIT), Inc.	624,753	5,510,321
Cousins Properties, Inc.	443,641	13,628,652
Digital Realty Trust, Inc.	793,307	127,357,506
Duke Realty Corp.	1,090,845	43,841,061
EPR Properties	230,278	6,592,859
Global Net Lease, Inc.	265,844	4,426,303
NexPoint Residential Trust, Inc.	67,374	2,575,708
PS Business Parks, Inc.	58,439	8,061,660
Store Capital Corp.	663,875	15,727,199
Vornado Realty Trust	465,617	16,073,099
Washington REIT (SBI)	232,314	5,194,541
WP Carey, Inc.	510,320	36,421,538
		285,410,447
REITs - Health Care - 9.6%
CareTrust (REIT), Inc.	290,373	5,232,521
Community Healthcare Trust, Inc.	68,891	3,150,385
Diversified Healthcare Trust (SBI)	708,919	2,761,240
HCP, Inc.	1,596,034	43,555,768
Healthcare Realty Trust, Inc.	396,575	11,619,648
Healthcare Trust of America, Inc.	652,429	18,013,565
LTC Properties, Inc.	117,122	4,351,082
Universal Health Realty Income Trust (SBI)	38,822	2,701,235
Ventas, Inc.	1,102,792	42,303,101
Welltower, Inc.	1,233,603	66,071,777
		199,760,322
REITs - Health Care Facilities - 1.4%
National Health Investors, Inc.	134,205	8,320,710
Omega Healthcare Investors, Inc.	670,917	21,724,292
		30,045,002
REITs - Hotels - 2.7%
Chatham Lodging Trust	128,347	668,688
DiamondRock Hospitality Co.	590,173	2,726,599
Hersha Hospitality Trust	106,919	508,934
Hospitality Properties Trust (SBI)	488,558	3,273,339
Host Hotels & Resorts, Inc.	2,076,569	22,385,414
Park Hotels & Resorts, Inc.	695,880	5,754,928
Pebblebrook Hotel Trust	383,837	4,068,672
RLJ Lodging Trust (a)	492,780	3,947,168
Ryman Hospitality Properties, Inc.	163,678	5,240,970
Summit Hotel Properties, Inc.	311,029	1,611,130
Sunstone Hotel Investors, Inc.	620,347	4,640,196
Xenia Hotels & Resorts, Inc.	333,418	2,654,007
		57,480,045
REITs - Industrial Buildings - 0.7%
Stag Industrial, Inc.	449,152	14,642,355
REITs - Management/Investment - 1.8%
American Assets Trust, Inc.	143,216	3,866,832
Empire State Realty Trust, Inc.	427,033	2,818,418
Lexington Corporate Properties Trust	813,870	9,440,892
National Retail Properties, Inc.	510,264	18,088,859
Retail Properties America, Inc.	637,640	4,055,390
		38,270,391
REITs - Manufactured Homes - 3.9%
Equity Lifestyle Properties, Inc.	538,234	36,772,147
Sun Communities, Inc.	291,555	43,712,841
		80,484,988
REITs - Office Buildings - 0.2%
Government Properties Income Trust	145,109	3,649,491
REITs - Office Property - 12.1%
Alexandria Real Estate Equities, Inc.	374,684	66,525,144
Boston Properties, Inc.	428,109	38,140,231
Brandywine Realty Trust (SBI)	519,142	5,622,308
City Office REIT, Inc.	143,732	1,243,282
Columbia Property Trust, Inc.	327,963	3,922,437
Corporate Office Properties Trust (SBI)	333,627	8,834,443
Douglas Emmett, Inc.	492,422	14,349,177
Easterly Government Properties, Inc.	228,736	5,592,595
Equity Commonwealth	340,930	10,763,160
Franklin Street Properties Corp.	303,270	1,592,168
Highwoods Properties, Inc. (SBI)	310,459	11,902,998
Hudson Pacific Properties, Inc.	460,393	10,851,463
JBG SMITH Properties	343,053	9,951,968
Kilroy Realty Corp.	312,678	18,219,747
Mack-Cali Realty Corp.	264,789	3,818,257
Paramount Group, Inc.	546,126	3,893,878
Piedmont Office Realty Trust, Inc. Class A	370,661	6,008,415
SL Green Realty Corp.	225,870	10,502,955
VEREIT, Inc.	3,210,358	20,899,431
		252,634,057
REITs - Regional Malls - 3.3%
Pennsylvania Real Estate Investment Trust (SBI) (a)	186,821	220,449
Simon Property Group, Inc.	904,324	56,384,601
Tanger Factory Outlet Centers, Inc. (a)	280,678	1,804,760
Taubman Centers, Inc.	182,693	7,073,873
The Macerich Co. (a)	338,873	2,585,601
		68,069,284
REITs - Shopping Centers - 7.1%
Acadia Realty Trust (SBI)	248,925	2,997,057
Brixmor Property Group, Inc.	877,585	10,101,003
Federal Realty Investment Trust (SBI)	208,383	15,899,623
Kimco Realty Corp.	1,277,747	14,246,879
Kite Realty Group Trust	247,058	2,438,462
Ramco-Gershenson Properties Trust (SBI)	237,517	1,477,356
Realty Income Corp.	1,017,076	61,075,414
Regency Centers Corp.	503,011	20,638,541
Retail Opportunity Investments Corp. (a)	362,287	3,938,060
Seritage Growth Properties (a)(b)	112,492	1,047,301
SITE Centers Corp.	440,943	3,232,112
Urban Edge Properties	333,546	3,495,562
Washington Prime Group, Inc. (a)	573,219	420,685
Weingarten Realty Investors (SBI)	355,163	6,059,081
		147,067,136
REITs - Single Tenant - 1.7%
Agree Realty Corp.	164,536	11,018,976
Essential Properties Realty Trust, Inc.	282,830	4,553,563
Four Corners Property Trust, Inc.	217,923	5,491,660
Getty Realty Corp.	106,507	3,155,802
Spirit Realty Capital, Inc.	304,663	10,498,687
		34,718,688
REITs - Storage - 7.9%
CubeSmart	571,973	16,970,439
Extra Space Storage, Inc.	381,036	39,376,260
Life Storage, Inc.	139,114	13,651,257
National Storage Affiliates Trust	186,126	5,736,403
Public Storage	442,464	88,439,704
		164,174,063
REITs - Warehouse/Industrial - 16.2%
Americold Realty Trust	595,284	24,019,709
EastGroup Properties, Inc.	116,752	15,488,320
First Industrial Realty Trust, Inc.	379,453	16,665,576
Industrial Logistics Properties Trust (a)	194,251	4,100,639
Monmouth Real Estate Investment Corp. Class A	293,284	4,232,088
Prologis (REIT), Inc.	2,183,202	230,153,151
QTS Realty Trust, Inc. Class A (a)	179,363	12,905,168
Rexford Industrial Realty, Inc.	372,280	17,471,100
Terreno Realty Corp.	203,240	12,348,862
		337,384,613
TOTAL COMMON STOCKS
(Cost $2,224,480,393)		2,082,756,960

Money Market Funds - 0.9%
Fidelity Securities Lending Cash Central Fund 0.13% (c)(d)
(Cost $18,543,381)	18,541,527	18,543,381
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $2,243,023,774)		2,101,300,341
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(18,711,543)
NET ASSETS - 100%		$2,082,588,798

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	11	Sept. 2020	$2,046,550	$160,587	$160,587

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$91,254
Fidelity Securities Lending Cash Central Fund	388,380
Total	$479,634

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,082,756,960	$2,082,756,960	$--	$--
Money Market Funds	18,543,381	18,543,381	--	--
Total Investments in Securities:	$2,101,300,341	$2,101,300,341	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$160,587	$160,587	$--	$--
Total Assets	$160,587	$160,587	$--	$--
Total Derivative Instruments:	$160,587	$160,587	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$160,587	$0
Total Equity Risk	160,587	0
Total Value of Derivatives	$160,587	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $17,672,078) — See accompanying schedule: Unaffiliated issuers (cost $2,224,480,393)	$2,082,756,960
Fidelity Central Funds (cost $18,543,381)	18,543,381
Total Investment in Securities (cost $2,243,023,774)		$2,101,300,341
Segregated cash with brokers for derivative instruments		240,000
Receivable for fund shares sold		2,424,524
Dividends receivable		1,403,286
Distributions receivable from Fidelity Central Funds		94,170
Total assets		2,105,462,321
Liabilities
Payable to custodian bank	$56,499
Payable for fund shares redeemed	4,153,772
Accrued management fee	117,746
Payable for daily variation margin on futures contracts	12,159
Other payables and accrued expenses	2
Collateral on securities loaned	18,533,345
Total liabilities		22,873,523
Net Assets		$2,082,588,798
Net Assets consist of:
Paid in capital		$2,355,414,987
Total accumulated earnings (loss)		(272,826,189)
Net Assets		$2,082,588,798
Net Asset Value and Maximum Offering Price
Net Asset Value, offering price and redemption price per share ($2,082,588,798 ÷ 153,337,315 shares)		$13.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$75,643,424
Interest		6,156
Income from Fidelity Central Funds (including $388,380 from security lending)		479,634
Total income		76,129,214
Expenses
Management fee	$1,573,058
Independent trustees' fees and expenses	8,030
Interest	3,724
Commitment fees	5,541
Total expenses before reductions	1,590,353
Expense reductions	(855)
Total expenses after reductions		1,589,498
Net investment income (loss)		74,539,716
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(141,191,166)
Fidelity Central Funds	11,042
Futures contracts	2,236,031
Total net realized gain (loss)		(138,944,093)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(345,688,448)
Futures contracts	19,360
Total change in net unrealized appreciation (depreciation)		(345,669,088)
Net gain (loss)		(484,613,181)
Net increase (decrease) in net assets resulting from operations		$(410,073,465)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,539,716	$56,962,102
Net realized gain (loss)	(138,944,093)	19,215,358
Change in net unrealized appreciation (depreciation)	(345,669,088)	110,537,005
Net increase (decrease) in net assets resulting from operations	(410,073,465)	186,714,465
Distributions to shareholders	(83,652,157)	(60,280,960)
Share transactions - net increase (decrease)	319,819,251	762,656,425
Total increase (decrease) in net assets	(173,906,371)	889,089,930
Net Assets
Beginning of period	2,256,495,169	1,367,405,239
End of period	$2,082,588,798	$2,256,495,169

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Index Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$16.82	$15.76	$15.70	$17.28	$14.69
Income from Investment Operations
Net investment income (loss)A	.51	.53	.46	.39	.41
Net realized and unrealized gain (loss)	(3.15)	1.13	.13	(1.37)	2.56
Total from investment operations	(2.64)	1.66	.59	(.98)	2.97
Distributions from net investment income	(.47)	(.50)	(.44)	(.39)	(.38)
Distributions from net realized gain	(.13)	(.10)	(.09)	(.21)	–
Total distributions	(.60)	(.60)	(.53)	(.60)	(.38)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$13.58	$16.82	$15.76	$15.70	$17.28
Total ReturnC	(16.34)%	10.84%	3.90%	(5.61)%	20.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	.07%	.07%	.07%	.07%	.14%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.07%
Expenses net of all reductions	.07%	.07%	.07%	.07%	.07%
Net investment income (loss)	3.32%	3.33%	3.12%	2.49%	2.69%
Supplemental Data
Net assets, end of period (000 omitted)	$2,082,589	$2,256,495	$380,099	$45,866	$19,098
Portfolio turnover rateF	26%	10%	6%	8%	5%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective after the close of business November 2, 2018, the Fund's publicly offered shares classes were consolidated into a single share class. The surviving class is Fidelity Real Estate Index Fund (formerly Institutional Class). All prior fiscal period dollar and share amounts for the classes that closed, which are presented in the Notes to Financial Statements, are for the period August 1, 2018 through November 2, 2018.

Effective January 1, 2020, investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$293,878,309
Gross unrealized depreciation	(460,979,256)
Net unrealized appreciation (depreciation)	$(167,100,947)
Tax Cost	$2,268,401,288

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,647,519
Net unrealized appreciation (depreciation) on securities and other investments	$(167,100,947)

The Fund intends to elect to defer to its next fiscal year $120,372,763 of capital losses recognized during the period November 1, 2019 to July 31, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$68,573,048	$ 51,233,791
Long-term Capital Gains	15,079,109	9,047,169
Total	$83,652,157	$ 60,280,960

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Index Fund	910,374,671	574,571,174

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .07% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Real Estate Index Fund	Borrower	$26,386,667	1.69%	$3,724

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Real Estate Index Fund	$5,541

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $72,978. Total fees paid by the Fund to NFS, as lending agent, amounted to $34,895. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $21,399 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $855.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019
Distributions to shareholders
Investor Class	$–	$427,706
Premium Class	–	11,530,768
Fidelity Real Estate Index Fund	83,652,157	48,322,486
Total	$83,652,157	$60,280,960

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Investor Class
Shares sold	–	398,814	$–	$6,238,275
Reinvestment of distributions	–	26,242	–	415,680
Shares redeemed	–	(2,660,628)	–	(40,117,896)
Net increase (decrease)	–	(2,235,572)	$–	$(33,463,941)
Premium Class
Shares sold	–	5,615,265	$–	$87,786,180
Reinvestment of distributions	–	675,441	–	10,705,751
Shares redeemed	–	(66,713,459)	–	(1,008,259,232)
Net increase (decrease)	–	(60,422,753)	$–	$(909,767,301)
Fidelity Real Estate Index Fund
Shares sold	66,698,457	127,547,047	$995,506,925	$1,986,947,471
Reinvestment of distributions	4,516,826	2,719,968	74,858,894	43,119,946
Shares redeemed	(52,070,823)	(20,192,675)	(750,546,568)	(324,179,750)
Net increase (decrease)	19,144,460	110,074,340	$319,819,251	$1,705,887,667

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Real Estate Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Real Estate Index Fund	.07%
Actual		$1,000.00	$802.70	$.31
Hypothetical-C		$1,000.00	$1,024.52	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $313,799, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 1% of the dividends distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 1% and 2% of the dividends distributed in September and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 99% and 94% of the dividends distributed in September and December, respectively, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

URX-I-ANN-0920
1.929343.108

Fidelity® SAI Small-Mid Cap 500 Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI Small-Mid Cap 500 Index Fund	(0.03)%	7.24%

 A From August 12, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Small-Mid Cap 500 Index Fund on August 12, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell SMID 500™ Index performed over the same period.

Period Ending Values
$14,159	Fidelity® SAI Small-Mid Cap 500 Index Fund
$14,207	Russell SMID 500™ Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2020, the fund returned -0.03%, roughly in line with the 0.00% result of the benchmark Russell SMID 500 Index. By sector, financials returned about -18% and detracted most, followed by real estate, which returned roughly -15%. The energy sector returned -49% and industrials (-9%) also hurt. Consumer discretionary (-4%) and utilities (-8%) hampered results. Other notable detractors included the materials (-5%) sector and communication services (+0%). Conversely, information technology gained roughly 25% and contributed most, driven by the software & services industry (+30%). Health care stocks also helped, gaining 31%. Turning to individual stocks, the biggest individual detractor was Spirit Aerosystem (-75%), from the capital goods industry. Sage Therapeutics, within the pharmaceuticals, biotechnology & life sciences group, returned -71% and hindered the fund. In retailing, Kohl's (-62%) and Macy's (-71%) hurt. Another detractor was Alliance Data Systems (-71%), a stock in the software & services segment. Conversely, the biggest individual contributor was Dexcom (+143%), from the health care equipment & services category. In software & services, DocuSign (+243%) and RingCentral (+103%) helped. Other contributors from the pharmaceuticals, biotechnology & life sciences group were Seattle Genetics (+118%) and Moderna (+365%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2020

% of fund's net assets
Teradyne, Inc.	0.6
Etsy, Inc.	0.5
Catalent, Inc.	0.5
PerkinElmer, Inc.	0.5
NVR, Inc.	0.5
2.6

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	19.7
Industrials	14.7
Health Care	12.8
Financials	12.7
Consumer Discretionary	11.7

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks and Equity Futures	100.2%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.2)%

 * Foreign investments - 6.4%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 0.3%
GCI Liberty, Inc. (a)	75,521	$5,920,091
Entertainment - 0.7%
Lions Gate Entertainment Corp.:
Class A (a)(b)	44,588	341,544
Class B (a)	87,862	624,699
Madison Square Garden Entertainment Corp. (a)	14,309	1,013,936
The Madison Square Garden Co. (a)	14,349	2,205,298
World Wrestling Entertainment, Inc. Class A	35,184	1,639,926
Zynga, Inc. (a)	679,205	6,676,585
		12,501,988
Interactive Media & Services - 0.6%
TripAdvisor, Inc.	77,017	1,558,054
Zillow Group, Inc.:
Class A (a)	43,827	2,984,180
Class C (a)(b)	103,971	7,110,577
		11,652,811
Media - 1.7%
Cable One, Inc.	3,890	7,089,758
Interpublic Group of Companies, Inc.	297,383	5,367,763
John Wiley & Sons, Inc. Class A	33,143	1,121,228
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	151,617	5,373,306
Liberty Media Class A (a)	19,249	636,949
News Corp.:
Class A	297,081	3,778,870
Class B	92,721	1,183,120
Nexstar Broadcasting Group, Inc. Class A	33,480	2,934,522
The New York Times Co. Class A	124,633	5,750,567
		33,236,083
Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	77,139	1,498,039
U.S. Cellular Corp. (a)	11,119	329,901
		1,827,940

TOTAL COMMUNICATION SERVICES		65,138,913

CONSUMER DISCRETIONARY - 11.7%
Auto Components - 0.8%
BorgWarner, Inc.	158,449	5,799,233
Gentex Corp.	187,803	5,068,803
Lear Corp.	45,865	5,062,579
		15,930,615
Automobiles - 0.4%
Harley-Davidson, Inc. (b)	117,071	3,047,358
Thor Industries, Inc.	42,216	4,812,202
		7,859,560
Distributors - 0.5%
Pool Corp.	29,684	9,400,923
Diversified Consumer Services - 1.6%
Bright Horizons Family Solutions, Inc. (a)	44,143	4,733,895
Chegg, Inc. (a)	92,691	7,505,190
Frontdoor, Inc. (a)	65,518	2,751,428
Graham Holdings Co.	3,168	1,262,036
Grand Canyon Education, Inc. (a)	35,699	3,167,929
H&R Block, Inc.	147,636	2,140,722
Service Corp. International	133,120	5,772,083
ServiceMaster Global Holdings, Inc. (a)	101,249	4,140,072
		31,473,355
Hotels, Restaurants & Leisure - 1.8%
ARAMARK Holdings Corp.	174,708	3,689,833
Choice Hotels International, Inc. (b)	26,607	2,236,052
Dunkin' Brands Group, Inc.	62,746	4,312,533
Extended Stay America, Inc. unit	135,614	1,547,356
Hyatt Hotels Corp. Class A	26,817	1,287,216
Norwegian Cruise Line Holdings Ltd. (a)(b)	195,908	2,672,185
Planet Fitness, Inc. (a)	61,347	3,202,313
Six Flags Entertainment Corp.	58,672	1,020,306
Vail Resorts, Inc.	30,581	5,872,469
Wendy's Co.	137,231	3,181,015
Wyndham Destinations, Inc.	64,306	1,710,540
Wyndham Hotels & Resorts, Inc.	70,158	3,098,177
		33,829,995
Household Durables - 2.0%
Leggett & Platt, Inc.	101,050	4,051,095
Mohawk Industries, Inc. (a)	44,468	3,550,770
Newell Brands, Inc.	294,007	4,821,715
NVR, Inc. (a)	2,564	10,076,905
PulteGroup, Inc.	204,773	8,928,103
Tempur Sealy International, Inc. (a)	36,169	2,927,881
Toll Brothers, Inc.	88,617	3,385,169
		37,741,638
Internet & Direct Marketing Retail - 1.0%
Etsy, Inc. (a)	90,373	10,698,356
GrubHub, Inc. (a)	70,391	5,085,046
Liberty Interactive Corp. QVC Group Series A (a)	291,393	3,179,098
		18,962,500
Leisure Products - 0.6%
Brunswick Corp.	60,379	4,044,185
Mattel, Inc. (a)(b)	263,130	2,923,374
Polaris, Inc.	44,474	4,608,841
		11,576,400
Multiline Retail - 0.4%
Kohl's Corp.	118,510	2,256,430
Nordstrom, Inc. (b)	83,809	1,147,345
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	40,663	4,273,681
		7,677,456
Specialty Retail - 1.4%
AutoNation, Inc. (a)	45,015	2,311,070
Dick's Sporting Goods, Inc.	47,179	2,152,306
Five Below, Inc. (a)	41,795	4,551,893
Floor & Decor Holdings, Inc. Class A (a)	62,172	4,097,135
Foot Locker, Inc.	79,167	2,326,718
Gap, Inc. (b)	139,716	1,868,003
L Brands, Inc.	175,575	4,285,786
Penske Automotive Group, Inc. (b)	24,448	1,095,759
Williams-Sonoma, Inc.	58,811	5,123,614
		27,812,284
Textiles, Apparel & Luxury Goods - 1.2%
Capri Holdings Ltd. (a)	108,697	1,628,281
Carter's, Inc.	32,791	2,581,308
Columbia Sportswear Co. (b)	22,049	1,672,196
Hanesbrands, Inc.	265,416	3,750,328
PVH Corp.	53,748	2,615,378
Ralph Lauren Corp. (b)	36,560	2,606,728
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	102,376	2,997,569
Tapestry, Inc.	211,645	2,827,577
Under Armour, Inc.:
Class A (sub. vtg.) (a)	143,857	1,513,376
Class C (non-vtg.) (a)	145,335	1,379,229
		23,571,970

TOTAL CONSUMER DISCRETIONARY		225,836,696

CONSUMER STAPLES - 3.3%
Beverages - 0.3%
Boston Beer Co., Inc. Class A (a)(b)	6,637	5,378,890
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.	28,178	4,485,656
Grocery Outlet Holding Corp. (a)	53,229	2,341,544
Sprouts Farmers Market LLC (a)	90,199	2,379,450
U.S. Foods Holding Corp. (a)	168,156	3,413,567
		12,620,217
Food Products - 1.7%
Beyond Meat, Inc. (a)(b)	39,450	4,966,755
Bunge Ltd.	105,683	4,590,870
Flowers Foods, Inc.	149,203	3,394,368
Ingredion, Inc.	51,380	4,444,370
Lamb Weston Holdings, Inc.	111,717	6,711,957
Pilgrim's Pride Corp. (a)	40,218	617,346
Post Holdings, Inc. (a)	48,785	4,329,181
Seaboard Corp.	194	524,431
The Hain Celestial Group, Inc. (a)	62,276	2,116,138
TreeHouse Foods, Inc. (a)	43,021	1,885,180
		33,580,596
Household Products - 0.3%
Energizer Holdings, Inc.	47,458	2,379,070
Reynolds Consumer Products, Inc.	37,606	1,280,860
Spectrum Brands Holdings, Inc.	32,488	1,759,550
		5,419,480
Personal Products - 0.3%
Coty, Inc. Class A	219,456	814,182
Herbalife Nutrition Ltd. (a)	77,634	3,977,966
Nu Skin Enterprises, Inc. Class A	39,292	1,762,246
		6,554,394

TOTAL CONSUMER STAPLES		63,553,577

ENERGY - 2.4%
Energy Equipment & Services - 0.2%
Helmerich & Payne, Inc.	80,101	1,428,201
National Oilwell Varco, Inc.	296,893	3,417,238
		4,845,439
Oil, Gas & Consumable Fuels - 2.2%
Antero Midstream GP LP	220,196	1,248,511
Apache Corp.	289,025	4,436,534
Cimarex Energy Co.	76,877	1,880,411
Continental Resources, Inc. (b)	57,510	994,348
Devon Energy Corp.	292,154	3,064,695
Diamondback Energy, Inc.	120,581	4,806,359
EQT Corp.	195,134	2,833,346
Equitrans Midstream Corp.	312,303	3,013,724
HollyFrontier Corp.	114,262	3,142,205
Marathon Oil Corp.	602,967	3,310,289
Murphy Oil Corp.	111,434	1,472,043
Noble Energy, Inc.	364,443	3,640,786
Parsley Energy, Inc. Class A	230,310	2,528,804
Targa Resources Corp.	176,291	3,222,599
WPX Energy, Inc. (a)	307,877	1,838,026
		41,432,680

TOTAL ENERGY		46,278,119

FINANCIALS - 12.7%
Banks - 3.6%
Associated Banc-Corp.	116,146	1,491,315
Bank of Hawaii Corp.	30,190	1,709,660
Bank OZK	93,430	2,246,992
BOK Financial Corp.	24,054	1,339,808
Comerica, Inc.	106,488	4,101,918
Commerce Bancshares, Inc.	76,996	4,408,791
Cullen/Frost Bankers, Inc.	42,850	3,087,771
East West Bancorp, Inc.	107,913	3,740,265
First Citizens Bancshares, Inc.	5,015	2,135,738
First Hawaiian, Inc.	99,263	1,725,191
First Horizon National Corp.	417,556	3,870,744
FNB Corp., Pennsylvania	246,821	1,828,944
PacWest Bancorp	89,392	1,633,639
Peoples United Financial, Inc.	323,693	3,492,647
Pinnacle Financial Partners, Inc.	56,515	2,239,124
Popular, Inc.	66,419	2,464,809
Prosperity Bancshares, Inc.	68,332	3,796,526
Signature Bank	39,823	4,083,052
Sterling Bancorp	148,034	1,665,383
Synovus Financial Corp.	111,858	2,253,939
TCF Financial Corp.	115,459	3,173,968
Umpqua Holdings Corp.	168,432	1,827,487
Webster Financial Corp.	68,526	1,868,704
Western Alliance Bancorp.	74,784	2,688,485
Wintrust Financial Corp.	43,695	1,870,146
Zions Bancorp NA	123,578	4,012,578
		68,757,624
Capital Markets - 2.3%
Affiliated Managers Group, Inc.	35,889	2,468,804
Ares Management Corp.	75,092	2,999,174
Carlyle Group LP	89,143	2,537,901
Eaton Vance Corp. (non-vtg.)	84,755	3,063,046
Evercore, Inc. Class A	30,249	1,672,770
FactSet Research Systems, Inc.	28,436	9,847,387
Invesco Ltd.	288,555	2,897,092
Lazard Ltd. Class A	77,183	2,263,006
Legg Mason, Inc.	63,659	3,182,313
LPL Financial	60,109	4,749,813
Morningstar, Inc.	16,561	2,782,910
SEI Investments Co.	88,318	4,621,681
Virtu Financial, Inc. Class A	48,003	1,190,474
		44,276,371
Consumer Finance - 0.8%
Ally Financial, Inc.	285,949	5,747,575
Credit Acceptance Corp. (a)(b)	7,736	3,619,984
LendingTree, Inc. (a)(b)	6,043	2,092,630
OneMain Holdings, Inc.	49,836	1,430,293
Santander Consumer U.S.A. Holdings, Inc. (b)	58,058	1,065,945
SLM Corp.	286,449	1,939,260
		15,895,687
Diversified Financial Services - 0.4%
Jefferies Financial Group, Inc.	173,477	2,810,327
Voya Financial, Inc.	96,177	4,751,144
		7,561,471
Insurance - 4.7%
Alleghany Corp.	10,641	5,558,007
American Financial Group, Inc.	56,434	3,429,494
American National Group, Inc.	5,666	417,301
Assurant, Inc.	45,632	4,904,071
Assured Guaranty Ltd.	64,347	1,404,695
Athene Holding Ltd. (a)	88,414	2,851,352
Axis Capital Holdings Ltd.	63,490	2,547,219
Brighthouse Financial, Inc. (a)	75,214	2,131,565
Brown & Brown, Inc.	180,491	8,206,926
Erie Indemnity Co. Class A	19,242	4,043,129
Everest Re Group Ltd.	30,621	6,699,569
First American Financial Corp.	83,042	4,235,972
Globe Life, Inc.	80,309	6,392,596
Hanover Insurance Group, Inc.	28,983	2,952,788
Kemper Corp.	47,262	3,711,012
Mercury General Corp.	20,788	892,013
Old Republic International Corp.	216,626	3,481,180
Primerica, Inc.	30,551	3,655,733
Reinsurance Group of America, Inc.	51,848	4,420,042
RenaissanceRe Holdings Ltd.	37,468	6,758,478
Unum Group	155,576	2,680,574
W.R. Berkley Corp.	106,621	6,583,847
White Mountains Insurance Group Ltd.	2,309	2,032,220
		89,989,783
Mortgage Real Estate Investment Trusts - 0.6%
AGNC Investment Corp.	434,773	5,912,913
New Residential Investment Corp.	317,066	2,514,333
Starwood Property Trust, Inc.	209,212	3,127,719
		11,554,965
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp.	258,414	2,137,084
New York Community Bancorp, Inc.	344,284	3,625,311
TFS Financial Corp.	37,280	539,814
		6,302,209

TOTAL FINANCIALS		244,338,110

HEALTH CARE - 12.8%
Biotechnology - 3.5%
ACADIA Pharmaceuticals, Inc. (a)	83,731	3,480,698
Acceleron Pharma, Inc. (a)	38,353	3,803,467
Agios Pharmaceuticals, Inc. (a)(b)	47,019	2,130,901
Alkermes PLC (a)	120,773	2,175,122
bluebird bio, Inc. (a)	49,474	3,003,072
Exelixis, Inc. (a)	232,584	5,370,365
Global Blood Therapeutics, Inc. (a)(b)	44,809	3,023,711
Immunomedics, Inc. (a)(b)	157,686	6,659,080
Ionis Pharmaceuticals, Inc. (a)(b)	100,012	5,756,691
Iovance Biotherapeutics, Inc. (a)	103,558	3,010,431
Neurocrine Biosciences, Inc. (a)	70,427	8,476,594
Repligen Corp. (a)	39,983	6,033,835
Sage Therapeutics, Inc. (a)	39,187	1,785,752
Sarepta Therapeutics, Inc. (a)(b)	56,987	8,748,644
United Therapeutics Corp. (a)	33,219	3,702,922
		67,161,285
Health Care Equipment & Supplies - 2.2%
Envista Holdings Corp. (a)	122,134	2,671,071
Globus Medical, Inc. (a)	56,734	2,733,444
Haemonetics Corp. (a)	38,132	3,342,651
Hill-Rom Holdings, Inc.	51,034	4,961,525
ICU Medical, Inc. (a)	14,889	2,735,556
Integra LifeSciences Holdings Corp. (a)	54,622	2,608,201
Novocure Ltd. (a)	76,099	5,767,543
Penumbra, Inc. (a)	24,510	5,439,014
Quidel Corp. (a)	28,451	8,036,554
Tandem Diabetes Care, Inc. (a)	44,773	4,676,988
		42,972,547
Health Care Providers & Services - 1.8%
Acadia Healthcare Co., Inc. (a)	67,248	2,004,663
Amedisys, Inc. (a)	24,190	5,664,330
Chemed Corp.	11,865	5,839,834
Encompass Health Corp.	74,582	5,077,543
Guardant Health, Inc. (a)	56,864	4,843,676
Molina Healthcare, Inc. (a)	44,997	8,310,946
Premier, Inc. (a)	47,168	1,649,465
		33,390,457
Health Care Technology - 0.4%
Change Healthcare, Inc. (a)	185,496	2,162,883
Livongo Health, Inc. (b)	41,253	5,249,444
		7,412,327
Life Sciences Tools & Services - 3.1%
10X Genomics, Inc. (a)	41,655	4,097,602
Adaptive Biotechnologies Corp. (a)	54,453	2,032,186
Avantor, Inc. (a)	315,344	6,962,796
Bio-Techne Corp.	29,080	8,001,653
Bruker Corp.	79,036	3,526,586
Charles River Laboratories International, Inc. (a)	37,399	7,442,027
PerkinElmer, Inc.	85,231	10,134,818
PPD, Inc.	47,439	1,393,283
PRA Health Sciences, Inc. (a)	48,341	5,151,217
QIAGEN NV (a)	172,188	8,514,697
Syneos Health, Inc. (a)	47,881	2,987,296
		60,244,161
Pharmaceuticals - 1.8%
Catalent, Inc. (a)	117,557	10,267,428
Horizon Pharma PLC (a)	140,632	8,605,272
Jazz Pharmaceuticals PLC (a)	41,394	4,480,901
Nektar Therapeutics (a)(b)	132,640	2,939,302
Perrigo Co. PLC	104,576	5,544,620
Reata Pharmaceuticals, Inc. (a)(b)	18,146	2,680,164
		34,517,687

TOTAL HEALTH CARE		245,698,464

INDUSTRIALS - 14.7%
Aerospace & Defense - 1.8%
Axon Enterprise, Inc. (a)	47,398	3,940,196
BWX Technologies, Inc.	72,814	3,969,819
Curtiss-Wright Corp.	31,746	2,829,204
Hexcel Corp.	63,783	2,379,106
Howmet Aerospace, Inc.	302,167	4,466,028
Huntington Ingalls Industries, Inc.	30,291	5,261,850
Mercury Systems, Inc. (a)	41,793	3,236,032
Spirit AeroSystems Holdings, Inc. Class A	80,321	1,571,882
Textron, Inc.	174,312	6,090,461
Virgin Galactic Holdings, Inc. (a)(b)	46,285	1,039,098
		34,783,676
Air Freight & Logistics - 0.3%
XPO Logistics, Inc. (a)	69,522	5,215,540
Airlines - 0.5%
Alaska Air Group, Inc.	91,735	3,159,353
American Airlines Group, Inc. (b)	378,132	4,204,828
Copa Holdings SA Class A	24,102	998,787
JetBlue Airways Corp. (a)	206,222	2,132,335
		10,495,303
Building Products - 2.1%
A.O. Smith Corp.	101,603	4,891,168
Allegion PLC	70,549	7,016,804
Armstrong World Industries, Inc.	36,479	2,598,764
Fortune Brands Home & Security, Inc.	105,445	8,066,543
Lennox International, Inc.	26,473	7,098,470
Owens Corning	81,838	4,948,744
Trex Co., Inc. (a)	44,274	6,168,696
		40,789,189
Commercial Services & Supplies - 0.8%
ADT, Inc. (b)	85,226	733,796
Clean Harbors, Inc. (a)	39,386	2,347,406
IAA Spinco, Inc. (a)	102,791	4,455,990
MSA Safety, Inc.	27,854	3,301,535
Stericycle, Inc. (a)	69,934	4,226,461
		15,065,188
Construction & Engineering - 1.0%
AECOM (a)	116,979	4,233,470
Jacobs Engineering Group, Inc.	95,882	8,183,529
Quanta Services, Inc.	104,670	4,183,660
Valmont Industries, Inc.	16,033	1,943,200
		18,543,859
Electrical Equipment - 1.4%
Acuity Brands, Inc.	30,100	2,982,910
Generac Holdings, Inc. (a)	46,783	7,372,065
GrafTech International Ltd.	52,428	318,238
Hubbell, Inc. Class B	41,359	5,582,224
nVent Electric PLC	118,881	2,158,879
Regal Beloit Corp.	30,988	2,849,966
Sensata Technologies, Inc. PLC (a)	118,122	4,486,274
Vertiv Holdings Co. (a)	152,567	2,212,222
		27,962,778
Industrial Conglomerates - 0.3%
Carlisle Companies, Inc.	41,355	4,924,553
Machinery - 3.8%
AGCO Corp.	47,280	3,102,986
Allison Transmission Holdings, Inc.	86,232	3,221,628
Colfax Corp. (a)(b)	75,815	2,204,700
Crane Co.	37,232	2,106,214
Donaldson Co., Inc.	97,186	4,697,971
Flowserve Corp.	99,557	2,774,654
Gates Industrial Corp. PLC (a)	34,350	362,049
Graco, Inc.	126,438	6,731,559
ITT, Inc.	66,161	3,819,475
Lincoln Electric Holdings, Inc.	43,680	3,948,235
Middleby Corp. (a)	42,164	3,502,142
Nordson Corp.	43,980	8,515,847
Oshkosh Corp.	51,839	4,080,766
Pentair PLC	126,358	5,414,440
Snap-On, Inc.	41,186	6,007,802
Timken Co.	48,454	2,212,410
Toro Co.	81,841	5,839,355
Trinity Industries, Inc. (b)	69,604	1,359,366
Woodward, Inc.	42,586	3,191,395
		73,092,994
Marine - 0.1%
Kirby Corp. (a)	45,595	2,108,313
Professional Services - 1.0%
CoreLogic, Inc.	60,615	4,131,518
FTI Consulting, Inc. (a)	27,956	3,339,065
Manpower, Inc.	44,320	3,048,773
Nielsen Holdings PLC	272,763	3,935,970
Robert Half International, Inc.	85,459	4,347,299
		18,802,625
Road & Rail - 0.6%
AMERCO	6,823	2,167,872
Knight-Swift Transportation Holdings, Inc. Class A	95,678	4,161,036
Landstar System, Inc.	29,189	3,554,636
Ryder System, Inc.	40,167	1,471,317
Schneider National, Inc. Class B	45,302	1,138,439
		12,493,300
Trading Companies & Distributors - 0.9%
Air Lease Corp. Class A	81,496	2,136,825
HD Supply Holdings, Inc. (a)	123,203	4,324,425
MSC Industrial Direct Co., Inc. Class A	34,195	2,257,212
Univar, Inc. (a)	127,598	2,254,657
Watsco, Inc.	24,942	5,888,058
		16,861,177
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Co. LLC	56,250	1,685,250

TOTAL INDUSTRIALS		282,823,745

INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 0.9%
Ciena Corp. (a)	117,000	6,962,670
CommScope Holding Co., Inc. (a)	148,253	1,375,788
EchoStar Holding Corp. Class A (a)	36,980	1,009,554
Lumentum Holdings, Inc. (a)	57,263	5,315,724
ViaSat, Inc. (a)(b)	44,143	1,675,668
		16,339,404
Electronic Equipment & Components - 2.5%
Arrow Electronics, Inc. (a)	59,684	4,274,568
Avnet, Inc.	75,023	2,004,615
Cognex Corp.	126,129	8,434,246
Coherent, Inc. (a)	18,467	2,563,774
Dolby Laboratories, Inc. Class A	48,241	3,357,574
FLIR Systems, Inc.	99,844	4,159,501
Jabil, Inc.	112,505	3,921,924
Littelfuse, Inc.	18,022	3,201,608
National Instruments Corp.	98,641	3,501,756
SYNNEX Corp.	31,788	3,965,235
Trimble, Inc. (a)	190,958	8,499,541
		47,884,342
IT Services - 3.7%
Alliance Data Systems Corp.	35,850	1,590,306
Amdocs Ltd.	101,548	6,306,131
Black Knight, Inc. (a)	110,599	8,286,077
Booz Allen Hamilton Holding Corp. Class A	105,370	8,615,051
CACI International, Inc. Class A (a)	19,006	3,949,827
DXC Technology Co.	194,083	3,476,027
Euronet Worldwide, Inc. (a)	38,472	3,698,698
Fastly, Inc. Class A (a)	55,775	5,381,730
Genpact Ltd.	143,620	5,718,948
MongoDB, Inc. Class A (a)(b)	32,005	7,331,705
Sabre Corp.	211,348	1,597,791
Science Applications International Corp.	44,404	3,551,432
StoneCo Ltd. Class A (a)	118,828	5,669,284
Switch, Inc. Class A	67,800	1,219,722
WEX, Inc. (a)	33,145	5,249,174
		71,641,903
Semiconductors & Semiconductor Equipment - 3.8%
Cirrus Logic, Inc. (a)(b)	44,710	3,063,976
Cree, Inc. (a)	82,852	5,710,160
Enphase Energy, Inc. (a)	80,890	4,882,520
Entegris, Inc.	102,570	7,375,809
First Solar, Inc. (a)(b)	63,641	3,789,822
Inphi Corp. (a)	36,600	4,782,156
MKS Instruments, Inc.	41,788	5,325,463
Monolithic Power Systems, Inc.	33,325	8,831,458
ON Semiconductor Corp. (a)	310,650	6,399,390
SolarEdge Technologies, Inc. (a)(b)	37,407	6,549,966
Teradyne, Inc.	126,665	11,268,117
Universal Display Corp.	32,864	5,733,125
		73,711,962
Software - 8.4%
2U, Inc. (a)(b)	46,912	2,209,321
Alteryx, Inc. Class A (a)(b)	40,323	7,076,283
Anaplan, Inc. (a)	99,777	4,530,874
Aspen Technology, Inc. (a)	51,749	5,033,108
Avalara, Inc. (a)	58,894	7,918,298
Bill.Com Holdings, Inc. (a)	12,353	1,150,188
CDK Global, Inc.	93,226	4,238,054
Ceridian HCM Holding, Inc. (a)	81,256	6,361,532
Cloudflare, Inc. (a)	83,478	3,474,354
Dynatrace, Inc.	116,267	4,863,449
Elastic NV (a)	41,842	4,024,782
Everbridge, Inc. (a)	26,255	3,749,214
Fair Isaac Corp. (a)	21,425	9,409,646
FireEye, Inc. (a)(b)	167,743	2,532,919
Five9, Inc. (a)	47,252	5,708,987
Globant SA (a)	27,689	4,788,536
Guidewire Software, Inc. (a)	63,590	7,481,999
HubSpot, Inc. (a)	31,686	7,433,852
LogMeIn, Inc.	37,131	3,186,211
Manhattan Associates, Inc. (a)	48,418	4,637,960
Medallia, Inc. (b)	62,691	1,926,494
New Relic, Inc. (a)	38,547	2,733,368
Nuance Communications, Inc. (a)	215,232	5,886,595
Nutanix, Inc. Class A (a)	136,420	3,027,160
Pagerduty, Inc. (a)(b)	52,506	1,600,383
Parametric Technology Corp. (a)	79,876	6,834,191
Paylocity Holding Corp. (a)	26,491	3,528,601
Pegasystems, Inc.	30,176	3,527,273
Pluralsight, Inc. (a)(b)	72,023	1,524,727
Proofpoint, Inc. (a)	43,351	5,014,410
RealPage, Inc. (a)	67,243	4,236,981
Smartsheet, Inc. (a)	84,563	4,037,038
SolarWinds, Inc. (a)(b)	35,475	651,321
Teradata Corp. (a)	84,163	1,767,423
Zendesk, Inc. (a)	86,535	7,887,665
Zscaler, Inc. (a)(b)	53,838	6,990,864
		160,984,061
Technology Hardware, Storage & Peripherals - 0.4%
NCR Corp. (a)	97,330	1,793,792
Pure Storage, Inc. Class A (a)	184,881	3,301,975
Xerox Holdings Corp.	138,393	2,304,243
		7,400,010

TOTAL INFORMATION TECHNOLOGY		377,961,682

MATERIALS - 6.1%
Chemicals - 2.8%
Albemarle Corp. U.S. (b)	80,805	6,663,180
Ashland Global Holdings, Inc.	42,339	3,195,748
Axalta Coating Systems Ltd. (a)	161,236	3,579,439
Cabot Corp.	42,666	1,556,456
CF Industries Holdings, Inc.	163,459	5,121,170
Element Solutions, Inc. (a)	166,164	1,804,541
Huntsman Corp.	153,276	2,835,606
NewMarket Corp.	5,268	1,974,499
Olin Corp.	109,408	1,229,746
RPM International, Inc.	97,885	7,986,437
The Chemours Co. LLC	124,979	2,315,861
The Mosaic Co.	264,386	3,561,279
The Scotts Miracle-Gro Co. Class A	31,020	4,918,841
Valvoline, Inc.	141,836	2,910,475
W.R. Grace & Co.	43,016	1,984,328
Westlake Chemical Corp.	25,989	1,416,401
		53,054,007
Construction Materials - 0.1%
Eagle Materials, Inc.	31,573	2,533,102
Containers & Packaging - 2.4%
Aptargroup, Inc.	49,183	5,665,882
Ardagh Group SA	13,825	188,158
Avery Dennison Corp.	63,730	7,223,158
Berry Global Group, Inc. (a)	101,673	5,082,633
Crown Holdings, Inc. (a)	99,273	7,105,961
Graphic Packaging Holding Co.	212,787	2,966,251
Packaging Corp. of America	71,723	6,894,015
Sealed Air Corp.	118,981	4,245,242
Silgan Holdings, Inc.	60,217	2,303,300
Sonoco Products Co.	76,681	3,967,475
		45,642,075
Metals & Mining - 0.8%
Reliance Steel & Aluminum Co.	48,545	4,770,032
Royal Gold, Inc.	50,187	7,022,667
Steel Dynamics, Inc.	155,140	4,252,387
		16,045,086

TOTAL MATERIALS		117,274,270

REAL ESTATE - 9.8%
Equity Real Estate Investment Trusts (REITs) - 9.5%
American Campus Communities, Inc.	104,766	3,733,860
American Homes 4 Rent Class A	198,733	5,763,257
Americold Realty Trust	153,305	6,185,857
Apartment Investment & Management Co. Class A	113,323	4,399,199
Apple Hospitality (REIT), Inc.	160,725	1,417,595
Brandywine Realty Trust (SBI)	129,212	1,399,366
Brixmor Property Group, Inc.	226,683	2,609,121
Camden Property Trust (SBI)	72,218	6,558,117
CoreSite Realty Corp.	30,765	3,970,223
Corporate Office Properties Trust (SBI)	85,875	2,273,970
Cousins Properties, Inc.	113,281	3,479,992
CubeSmart	147,879	4,387,570
CyrusOne, Inc.	88,025	7,343,046
Douglas Emmett, Inc.	127,330	3,710,396
Empire State Realty Trust, Inc.	111,366	735,016
EPR Properties	59,672	1,708,409
Equity Commonwealth	89,372	2,821,474
Equity Lifestyle Properties, Inc.	133,141	9,096,193
Federal Realty Investment Trust (SBI)	57,600	4,394,880
First Industrial Realty Trust, Inc.	96,627	4,243,858
Gaming & Leisure Properties	155,634	5,635,507
Healthcare Trust of America, Inc.	166,384	4,593,862
Highwoods Properties, Inc. (SBI)	78,707	3,017,626
Hudson Pacific Properties, Inc.	114,935	2,709,018
Iron Mountain, Inc.	218,943	6,172,003
JBG SMITH Properties	93,212	2,704,080
Kilroy Realty Corp.	87,944	5,124,497
Kimco Realty Corp.	316,122	3,524,760
Lamar Advertising Co. Class A	65,785	4,324,048
Life Storage, Inc.	35,698	3,503,045
Medical Properties Trust, Inc.	398,124	8,014,236
National Retail Properties, Inc.	131,081	4,646,821
Omega Healthcare Investors, Inc.	172,225	5,576,646
Outfront Media, Inc.	110,126	1,586,916
Paramount Group, Inc.	145,442	1,037,001
Park Hotels & Resorts, Inc.	183,465	1,517,256
Rayonier, Inc.	104,435	2,901,204
Regency Centers Corp.	128,981	5,292,090
Rexford Industrial Realty, Inc.	88,854	4,169,918
SL Green Realty Corp.	59,165	2,751,173
Spirit Realty Capital, Inc.	78,704	2,712,140
Store Capital Corp.	172,040	4,075,628
Taubman Centers, Inc.	45,947	1,779,068
VEREIT, Inc.	826,493	5,380,469
VICI Properties, Inc.	359,444	7,803,529
Weingarten Realty Investors (SBI)	92,925	1,585,301
		182,369,241
Real Estate Management & Development - 0.3%
Howard Hughes Corp. (a)	29,880	1,589,317
Jones Lang LaSalle, Inc.	39,422	3,899,230
		5,488,547

TOTAL REAL ESTATE		187,857,788

UTILITIES - 3.0%
Electric Utilities - 1.6%
Hawaiian Electric Industries, Inc.	81,897	2,969,585
IDACORP, Inc.	38,562	3,595,907
NRG Energy, Inc.	186,231	6,296,470
OGE Energy Corp.	152,973	5,032,812
PG&E Corp. (a)	730,241	6,827,753
Pinnacle West Capital Corp.	86,164	7,158,505
		31,881,032
Gas Utilities - 0.4%
National Fuel Gas Co.	63,299	2,568,040
UGI Corp.	159,206	5,307,928
		7,875,968
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.	373,528	6,970,032
Multi-Utilities - 0.2%
MDU Resources Group, Inc.	152,599	3,201,527
Water Utilities - 0.4%
Essential Utilities, Inc.	171,262	7,766,732

TOTAL UTILITIES		57,695,291

TOTAL COMMON STOCKS
(Cost $1,717,358,427)		1,914,456,655

Money Market Funds - 5.3%
Fidelity Cash Central Fund 0.14% (c)	16,826,268	16,831,316
Fidelity Securities Lending Cash Central Fund 0.13% (c)(d)	85,058,356	85,066,861
TOTAL MONEY MARKET FUNDS
(Cost $101,898,177)		101,898,177
TOTAL INVESTMENT IN SECURITIES - 104.9%
(Cost $1,819,256,604)		2,016,354,832
NET OTHER ASSETS (LIABILITIES) - (4.9)%		(94,545,180)
NET ASSETS - 100%		$1,921,809,652

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	57	Sept. 2020	$10,604,850	$311,414	$311,414

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$39,922
Fidelity Securities Lending Cash Central Fund	492,190
Total	$532,112

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$65,138,913	$65,138,913	$--	$--
Consumer Discretionary	225,836,696	225,836,696	--	--
Consumer Staples	63,553,577	63,553,577	--	--
Energy	46,278,119	46,278,119	--	--
Financials	244,338,110	244,338,110	--	--
Health Care	245,698,464	245,698,464	--	--
Industrials	282,823,745	282,823,745	--	--
Information Technology	377,961,682	377,961,682	--	--
Materials	117,274,270	117,274,270	--	--
Real Estate	187,857,788	187,857,788	--	--
Utilities	57,695,291	57,695,291	--	--
Money Market Funds	101,898,177	101,898,177	--	--
Total Investments in Securities:	$2,016,354,832	$2,016,354,832	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$311,414	$311,414	$--	$--
Total Assets	$311,414	$311,414	$--	$--
Total Derivative Instruments:	$311,414	$311,414	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$311,414	$0
Total Equity Risk	311,414	0
Total Value of Derivatives	$311,414	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $82,662,520) — See accompanying schedule: Unaffiliated issuers (cost $1,717,358,427)	$1,914,456,655
Fidelity Central Funds (cost $101,898,177)	101,898,177
Total Investment in Securities (cost $1,819,256,604)		$2,016,354,832
Segregated cash with brokers for derivative instruments		660,000
Receivable for investments sold		19,455
Receivable for fund shares sold		537,347
Dividends receivable		895,153
Distributions receivable from Fidelity Central Funds		52,041
Prepaid expenses		206
Receivable from investment adviser for expense reductions		123,545
Total assets		2,018,642,579
Liabilities
Payable to custodian bank	$4,733
Payable for investments purchased	9,974,601
Payable for fund shares redeemed	1,526,300
Accrued management fee	167,479
Payable for daily variation margin on futures contracts	55,841
Other payables and accrued expenses	46,441
Collateral on securities loaned	85,057,532
Total liabilities		96,832,927
Net Assets		$1,921,809,652
Net Assets consist of:
Paid in capital		$1,629,001,648
Total accumulated earnings (loss)		292,808,004
Net Assets		$1,921,809,652
Net Asset Value, offering price and redemption price per share ($1,921,809,652 ÷ 157,696,589 shares)		$12.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$27,291,586
Interest		5,405
Income from Fidelity Central Funds (including $492,190 from security lending)		532,112
Total income		27,829,103
Expenses
Management fee	$1,785,670
Custodian fees and expenses	114,805
Independent trustees' fees and expenses	5,814
Registration fees	35,008
Audit	54,728
Legal	10,086
Interest	15,753
Miscellaneous	11,099
Total expenses before reductions	2,032,963
Expense reductions	(1,196,258)
Total expenses after reductions		836,705
Net investment income (loss)		26,992,398
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	123,800,895
Fidelity Central Funds	1,383
Futures contracts	1,668,705
Total net realized gain (loss)		125,470,983
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(83,515,183)
Futures contracts	196,603
Total change in net unrealized appreciation (depreciation)		(83,318,580)
Net gain (loss)		42,152,403
Net increase (decrease) in net assets resulting from operations		$69,144,801

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,992,398	$30,662,558
Net realized gain (loss)	125,470,983	45,831,529
Change in net unrealized appreciation (depreciation)	(83,318,580)	20,864,344
Net increase (decrease) in net assets resulting from operations	69,144,801	97,358,431
Distributions to shareholders	(82,587,160)	(136,561,154)
Share transactions
Proceeds from sales of shares	1,441,606,281	816,434,043
Reinvestment of distributions	31,118,897	17,561,702
Cost of shares redeemed	(1,399,758,420)	(1,213,960,114)
Net increase (decrease) in net assets resulting from share transactions	72,966,758	(379,964,369)
Total increase (decrease) in net assets	59,524,399	(419,167,092)
Net Assets
Beginning of period	1,862,285,253	2,281,452,345
End of period	$1,921,809,652	$1,862,285,253
Other Information
Shares
Sold	130,546,747	69,853,539
Issued in reinvestment of distributions	2,475,641	1,408,093
Redeemed	(120,871,335)	(101,839,298)
Net increase (decrease)	12,151,053	(30,577,666)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Small-Mid Cap 500 Index Fund

Years ended July 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.80	$12.95	$11.37	$10.26	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.19	.17	.15	.14
Net realized and unrealized gain (loss)	(.20)C,D	.46	1.62	1.11	.18
Total from investment operations	–	.65	1.79	1.26	.32
Distributions from net investment income	(.22)	(.18)	(.13)	(.09)	(.05)
Distributions from net realized gain	(.39)	(.63)	(.08)	(.06)	(.01)
Total distributions	(.61)	(.80)E	(.21)	(.15)	(.06)
Net asset value, end of period	$12.19	$12.80	$12.95	$11.37	$10.26
Total ReturnF,G	(.03)%D	5.26%	15.91%	12.41%	3.26%
Ratios to Average Net AssetsH,I
Expenses before reductions	.13%	.22%	.23%	.29%	.35%J
Expenses net of fee waivers, if any	.05%	.08%	.13%	.15%	.15%J
Expenses net of all reductions	.05%	.08%	.13%	.15%	.15%J
Net investment income (loss)	1.66%	1.53%	1.37%	1.38%	1.48%J
Supplemental Data
Net assets, end of period (000 omitted)	$1,921,810	$1,862,285	$2,281,452	$1,460,960	$355,719
Portfolio turnover rateK	79%	41%	39%	22%	99%J

 A For the period August 12, 2015 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.02 per share. Excluding this reimbursement, the total return would have been (.16%).

 E Total distributions of $.80 per share is comprised of distributions from net investment income of $.176 and distributions from net realized gain of $.626 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity SAI Small-Mid Cap 500 Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$331,383,289
Gross unrealized depreciation	(180,051,258)
Net unrealized appreciation (depreciation)	$151,332,031
Tax Cost	$1,865,022,801

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,088,327
Undistributed long-term capital gain	$110,387,647
Net unrealized appreciation (depreciation) on securities and other investments	$151,332,031

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$30,336,554	$ 62,420,911
Long-term Capital Gains	52,250,606	74,140,243
Total	$82,587,160	$ 136,561,154

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Small-Mid Cap 500 Index Fund	1,362,150,059	1,306,122,013

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .11% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Small-Mid Cap 500 Index Fund	Borrower	$8,556,815	1.02%	$15,753

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund $2,173,838 for an operational error which is included in Net Realized Gain (Loss) in the accompanying Statement of Operations.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI Small-Mid Cap 500 Index Fund	$3,973

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $46,794. Total fees paid by the Fund to NFS, as lending agent, amounted to $48,935. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $45 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .05% of average net assets. This reimbursement will remain in place through November 30, 2020. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,196,258.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Small-Mid Cap 500 Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Small-Mid Cap 500 Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from August 12, 2015 (commencement of operations) through July 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 12, 2015 (commencement of operations) through July 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel each of the Trustees oversees 311 funds. Mr. Chiel oversees174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity SAI Small-Mid Cap 500 Index Fund	.05%
Actual		$1,000.00	$958.30	$.24
Hypothetical-C		$1,000.00	$1,024.61	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Small-Mid Cap 500 Index Fund voted to pay on September 14, 2020, to shareholders of record at the opening of business on September 11, 2020, a distribution of $.818 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.067 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $122,761,064, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 70% and 55% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 71% and 61% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 30% and 31% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SV3-ANN-0920
1.9868212.104

Fidelity® SAI U.S. Quality Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI U.S. Quality Index Fund	20.14%	15.35%

 A From October 8, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Quality Index Fund on October 8, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Quality Focus Index℠ and Fidelity SAI U.S. Quality Index Fund Linked Index performed over the same period.

Period Ending Values
$19,890	Fidelity® SAI U.S. Quality Index Fund
$19,914	Fidelity U.S. Quality Focus Index℠
$19,994	Fidelity SAI U.S. Quality Index Fund Linked Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2020, the fund gained 20.14%, roughly in line with the 20.16% advance of the benchmark Fidelity SAI U.S. Quality Index Fund Linked Index. By sector, information technology rose about 29% and contributed most, followed by health care, which gained approximately 23%, benefiting from the pharmaceuticals, biotechnology & life sciences industry (+24%). The communication services sector rose roughly 24%, boosted by the media & entertainment industry (+24%), and consumer discretionary (+13%) also contributed. Other notable contributors included consumer staples (+7%), lifted by the household & personal products industry (+15%), and financials (+13%), driven by the diversified financials industry (+15%). Industrials (+12%) also helped, boosted by the capital goods industry (+13%). Conversely, stocks in the real estate sector returned approximately -44% and detracted most. Turning to individual stocks, the top contributor was Apple (+101%), from the technology hardware & equipment industry. In software & services, Microsoft (+52%) was helpful and Alphabet (+22%) from the media & entertainment category also contributed. AbbVie, within the pharmaceuticals, biotechnology & life sciences group, rose 50%, and Home Depot, within the retailing segment, gained 27% and boosted the fund. Conversely, the biggest individual detractor was Simon Property Group (-59%), from the real estate sector. In software & services, Automatic Data Processing (-18%) and Accenture (-9%) hurt. 3M, within the capital goods group, returned roughly -6% and hindered the fund. Another detractor was Aon (-20%), a stock in the insurance category.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2020

% of fund's net assets
Apple, Inc.	9.4
Microsoft Corp.	8.1
Alphabet, Inc. Class A	5.8
Facebook, Inc. Class A	5.1
Procter & Gamble Co.	4.2
32.6

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	37.1
Health Care	19.3
Consumer Staples	11.5
Communication Services	11.0
Consumer Discretionary	7.4

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 1.7%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMUNICATION SERVICES - 11.0%
Interactive Media & Services - 11.0%
Alphabet, Inc. Class A (a)	323,998	$482,092,824
Facebook, Inc. Class A (a)	1,664,984	422,356,491
Match Group, Inc. (a)	100,284	10,299,167
		914,748,482
CONSUMER DISCRETIONARY - 7.4%
Auto Components - 0.1%
Gentex Corp.	470,325	12,694,072
Diversified Consumer Services - 0.1%
Frontdoor, Inc. (a)	149,718	6,287,407
Household Durables - 0.2%
Garmin Ltd.	215,009	21,197,737
Internet & Direct Marketing Retail - 2.2%
Amazon.com, Inc. (a)	16,058	50,818,431
The Booking Holdings, Inc. (a)	77,974	129,602,925
		180,421,356
Specialty Retail - 3.9%
The Home Depot, Inc.	1,226,850	325,716,407
Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc. Class B	742,849	72,509,491

TOTAL CONSUMER DISCRETIONARY		618,826,470

CONSUMER STAPLES - 11.5%
Beverages - 0.9%
Brown-Forman Corp. Class B (non-vtg.)	338,739	23,488,162
Monster Beverage Corp. (a)	711,327	55,824,943
		79,313,105
Food Products - 0.5%
The Hershey Co.	276,330	40,181,145
Household Products - 7.4%
Clorox Co.	233,762	55,287,051
Colgate-Palmolive Co.	1,520,432	117,377,350
Kimberly-Clark Corp.	609,985	92,742,119
Procter & Gamble Co.	2,672,457	350,412,562
		615,819,082
Tobacco - 2.7%
Philip Morris International, Inc.	2,898,032	222,597,838

TOTAL CONSUMER STAPLES		957,911,170

FINANCIALS - 6.0%
Capital Markets - 3.5%
Ameriprise Financial, Inc.	236,222	36,290,786
Eaton Vance Corp. (non-vtg.)	210,357	7,602,302
FactSet Research Systems, Inc.	70,547	24,430,426
LPL Financial	150,281	11,875,205
MarketAxess Holdings, Inc.	70,661	36,510,539
Moody's Corp.	302,482	85,088,187
SEI Investments Co.	234,659	12,279,705
T. Rowe Price Group, Inc.	435,459	60,136,888
TD Ameritrade Holding Corp.	492,453	17,674,138
		291,888,176
Insurance - 2.4%
Aon PLC	436,207	89,518,401
Erie Indemnity Co. Class A	34,350	7,217,622
Primerica, Inc.	74,075	8,863,815
Progressive Corp.	1,089,082	98,387,668
		203,987,506
Thrifts & Mortgage Finance - 0.1%
Essent Group Ltd.	186,049	6,666,136

TOTAL FINANCIALS		502,541,818

HEALTH CARE - 19.3%
Biotechnology - 7.5%
AbbVie, Inc.	2,801,553	265,895,395
Amgen, Inc.	1,103,483	269,989,186
Biogen, Inc. (a)	336,127	92,330,726
		628,215,307
Health Care Equipment & Supplies - 1.1%
Edwards Lifesciences Corp. (a)	1,165,604	91,395,010
Health Care Technology - 0.5%
Cerner Corp.	585,313	40,649,988
Life Sciences Tools & Services - 2.0%
Bio-Techne Corp.	70,858	19,497,287
Illumina, Inc. (a)	273,830	104,646,873
Mettler-Toledo International, Inc. (a)	45,376	42,426,560
		166,570,720
Pharmaceuticals - 8.2%
Jazz Pharmaceuticals PLC (a)	105,180	11,385,735
Merck & Co., Inc.	3,536,543	283,772,210
Pfizer, Inc.	6,612,901	254,464,430
Zoetis, Inc. Class A	887,199	134,570,344
		684,192,719

TOTAL HEALTH CARE		1,611,023,744

INDUSTRIALS - 6.6%
Aerospace & Defense - 2.1%
Lockheed Martin Corp.	462,352	175,217,537
Electrical Equipment - 0.6%
Rockwell Automation, Inc.	215,309	46,967,505
Industrial Conglomerates - 1.0%
Roper Technologies, Inc.	184,352	79,723,022
Machinery - 1.8%
Allison Transmission Holdings, Inc.	221,674	8,281,741
IDEX Corp.	141,411	23,307,361
Illinois Tool Works, Inc.	544,957	100,811,595
Snap-On, Inc. (b)	101,970	14,874,364
		147,275,061
Professional Services - 0.1%
Robert Half International, Inc.	218,569	11,118,605
Road & Rail - 0.1%
Landstar System, Inc.	73,370	8,934,999
Trading Companies & Distributors - 0.9%
Fastenal Co.	1,068,605	50,267,179
W.W. Grainger, Inc.	81,371	27,790,638
		78,057,817

TOTAL INDUSTRIALS		547,294,546

INFORMATION TECHNOLOGY - 37.1%
Communications Equipment - 0.3%
Arista Networks, Inc. (a)(b)	100,849	26,197,545
IT Services - 9.8%
Automatic Data Processing, Inc.	806,152	107,145,662
MasterCard, Inc. Class A	1,009,882	311,578,893
Paychex, Inc.	593,980	42,719,042
VeriSign, Inc. (a)	192,489	40,746,072
Visa, Inc. Class A (b)	1,659,558	315,979,843
		818,169,512
Semiconductors & Semiconductor Equipment - 3.6%
Intel Corp.	912,111	43,535,058
Maxim Integrated Products, Inc.	481,068	32,755,920
Texas Instruments, Inc.	1,741,189	222,088,657
		298,379,635
Software - 14.0%
Adobe, Inc. (a)	733,187	325,769,648
Cadence Design Systems, Inc. (a)	496,731	54,267,862
Check Point Software Technologies Ltd. (a)	217,944	27,319,280
Fortinet, Inc. (a)	264,543	36,586,297
Manhattan Associates, Inc. (a)	118,805	11,380,331
Microsoft Corp.	3,304,499	677,455,340
Paycom Software, Inc. (a)	91,203	25,935,397
Qualys, Inc. (a)	61,977	7,652,920
		1,166,367,075
Technology Hardware, Storage & Peripherals - 9.4%
Apple, Inc.	1,834,664	779,805,586

TOTAL INFORMATION TECHNOLOGY		3,088,919,353

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Simon Property Group, Inc.	571,938	35,660,334
Vornado Realty Trust	294,508	10,166,416
		45,826,750
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	624,580	27,362,850

TOTAL REAL ESTATE		73,189,600

TOTAL COMMON STOCKS
(Cost $6,259,190,127)		8,314,455,183
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.13% 11/5/20 (c)
(Cost $179,935)	180,000	179,955
	Shares	Value

Money Market Funds - 1.0%
Fidelity Securities Lending Cash Central Fund 0.13% (d)(e)
(Cost $82,978,300)	82,970,003	82,978,300
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $6,342,348,362)		8,397,613,438
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(65,278,554)
NET ASSETS - 100%		$8,332,334,884

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	111	Sept. 2020	$18,112,425	$1,284,129	$1,284,129

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $179,955.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$331,246
Fidelity Securities Lending Cash Central Fund	603,410
Total	$934,656

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$914,748,482	$914,748,482	$--	$--
Consumer Discretionary	618,826,470	618,826,470	--	--
Consumer Staples	957,911,170	957,911,170	--	--
Financials	502,541,818	502,541,818	--	--
Health Care	1,611,023,744	1,611,023,744	--	--
Industrials	547,294,546	547,294,546	--	--
Information Technology	3,088,919,353	3,088,919,353	--	--
Real Estate	73,189,600	73,189,600	--	--
U.S. Government and Government Agency Obligations	179,955	--	179,955	--
Money Market Funds	82,978,300	82,978,300	--	--
Total Investments in Securities:	$8,397,613,438	$8,397,433,483	$179,955	$--
Derivative Instruments:
Assets
Futures Contracts	$1,284,129	$1,284,129	$--	$--
Total Assets	$1,284,129	$1,284,129	$--	$--
Total Derivative Instruments:	$1,284,129	$1,284,129	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,284,129	$0
Total Equity Risk	1,284,129	0
Total Value of Derivatives	$1,284,129	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $80,366,317) — See accompanying schedule: Unaffiliated issuers (cost $6,259,370,062)	$8,314,635,138
Fidelity Central Funds (cost $82,978,300)	82,978,300
Total Investment in Securities (cost $6,342,348,362)		$8,397,613,438
Segregated cash with brokers for derivative instruments		2,245,854
Receivable for investments sold		44,909,262
Receivable for fund shares sold		3,730,273
Dividends receivable		12,128,977
Distributions receivable from Fidelity Central Funds		45,540
Receivable for daily variation margin on futures contracts		148,133
Prepaid expenses		1,309
Total assets		8,460,822,786
Liabilities
Payable to custodian bank	$479,814
Payable for investments purchased	15,163,617
Payable for fund shares redeemed	3,656,652
Accrued management fee	698,623
Notes payable to affiliates	25,482,000
Other payables and accrued expenses	42,221
Collateral on securities loaned	82,964,975
Total liabilities		128,487,902
Net Assets		$8,332,334,884
Net Assets consist of:
Paid in capital		$5,816,292,650
Total accumulated earnings (loss)		2,516,042,234
Net Assets		$8,332,334,884
Net Asset Value, offering price and redemption price per share ($8,332,334,884 ÷ 522,099,741 shares)		$15.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$174,433,853
Interest		15,616
Income from Fidelity Central Funds (including $603,410 from security lending)		934,656
Total income		175,384,125
Expenses
Management fee	$9,092,629
Custodian fees and expenses	111,789
Independent trustees' fees and expenses	32,156
Registration fees	175,184
Audit	54,189
Legal	14,384
Interest	75,627
Miscellaneous	53,242
Total expenses before reductions	9,609,200
Expense reductions	(8,515)
Total expenses after reductions		9,600,685
Net investment income (loss)		165,783,440
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	571,430,557
Fidelity Central Funds	(3,370)
Futures contracts	10,907,796
Total net realized gain (loss)		582,334,983
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	807,397,753
Fidelity Central Funds	(118)
Futures contracts	1,194,910
Total change in net unrealized appreciation (depreciation)		808,592,545
Net gain (loss)		1,390,927,528
Net increase (decrease) in net assets resulting from operations		$1,556,710,968

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$165,783,440	$133,760,106
Net realized gain (loss)	582,334,983	968,738,185
Change in net unrealized appreciation (depreciation)	808,592,545	(345,749,271)
Net increase (decrease) in net assets resulting from operations	1,556,710,968	756,749,020
Distributions to shareholders	(1,171,850,303)	(197,565,929)
Share transactions
Proceeds from sales of shares	2,521,381,744	1,813,165,441
Reinvestment of distributions	869,380,021	138,985,268
Cost of shares redeemed	(4,176,043,929)	(1,026,220,857)
Net increase (decrease) in net assets resulting from share transactions	(785,282,164)	925,929,852
Total increase (decrease) in net assets	(400,421,499)	1,485,112,943
Net Assets
Beginning of period	8,732,756,383	7,247,643,440
End of period	$8,332,334,884	$8,732,756,383
Other Information
Shares
Sold	178,961,257	127,001,447
Issued in reinvestment of distributions	63,065,977	9,901,495
Redeemed	(294,683,737)	(71,472,984)
Net increase (decrease)	(52,656,503)	65,429,958

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Quality Index Fund

Years ended July 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$15.19	$14.23	$12.27	$10.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.25	.21	.21	.13
Net realized and unrealized gain (loss)	2.45	1.10	2.25	1.36	.77
Total from investment operations	2.71	1.35	2.46	1.57	.90
Distributions from net investment income	(.24)	(.19)	(.19)	(.14)	(.03)
Distributions from net realized gain	(1.69)	(.20)	(.31)	(.03)	–
Total distributions	(1.94)C	(.39)	(.50)	(.17)	(.03)
Net asset value, end of period	$15.96	$15.19	$14.23	$12.27	$10.87
Total ReturnD,E	20.14%	9.70%	20.71%	14.70%	9.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	.11%	.19%	.20%	.21%	.25%H
Expenses net of fee waivers, if any	.11%	.15%	.15%	.15%	.15%H
Expenses net of all reductions	.11%	.15%	.15%	.15%	.15%H
Net investment income (loss)	1.83%	1.76%	1.55%	1.84%	1.56%H
Supplemental Data
Net assets, end of period (000 omitted)	$8,332,335	$8,732,756	$7,247,643	$5,093,881	$3,598,609
Portfolio turnover rateI	60%	99%	34%	31%	25%H

 A For the period October 8, 2015 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.94 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $1.693 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity SAI U.S. Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,213,182,675
Gross unrealized depreciation	(173,591,438)
Net unrealized appreciation (depreciation)	$2,039,591,237
Tax Cost	$6,358,022,201

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$93,689,724
Undistributed long-term capital gain	$382,761,271
Net unrealized appreciation (depreciation) on securities and other investments	$2,039,591,237

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$337,926,456	$ 125,627,312
Long-term Capital Gains	833,923,847	71,938,617
Total	$1,171,850,303	$ 197,565,929

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Quality Index Fund	5,357,409,397	7,125,019,444

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Quality Index Fund	Borrower	$77,162,017.61%		$75,627

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI U.S. Quality Index Fund	$22,232

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $59,998. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $105 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $8,515.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Fund and Strategic Advisers Fidelity U.S. Total Stock Fund were the owners of record of approximately 25% and 49%, respectively, of the total outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Quality Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Quality Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from October 8, 2015 (commencement of operations) through July 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 8, 2015 (commencement of operations) through July 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity SAI U.S. Quality Index Fund	.11%
Actual		$1,000.00	$1,085.70	$.57
Hypothetical-C		$1,000.00	$1,024.32	$.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Quality Index Fund voted to pay on September 14, 2020, to shareholders of record at the opening of business on September 11, 2020, a distribution of $0.743 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.182 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $ 501,392,023, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 40% and 53% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 41% and 56% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 2% and 4% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SV4-ANN-0920
1.9868208.104

Fidelity® SAI U.S. Large Cap Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI U.S. Large Cap Index Fund	11.84%	15.08%

 A From February 2, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Large Cap Index Fund on February 2, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,807	Fidelity® SAI U.S. Large Cap Index Fund
$18,834	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2020, the fund gained 11.84%, roughly in line with the 11.96% advance of the benchmark S&P 500® index. By sector, information technology rose approximately 38% and contributed most, followed by health care, which gained 19%. The consumer discretionary sector rose about 21%, boosted by the retailing industry (+41%), and communication services gained roughly 15%, lifted by the media & entertainment industry (+18%). Consumer staples advanced 8%. Other notable contributors included the utilities (+5%) and materials (+6%) sectors. Conversely, stocks in the energy sector returned roughly -38% and detracted most. Financials (-13%) and industrials (-6%) also hurt. Turning to individual stocks, the top contributor was Apple (+101%), from the technology hardware & equipment segment. In retailing, Amazon.com (+70%) was helpful and Microsoft (+52%) from the software & services category also contributed. Alphabet, within the media & entertainment group, rose 22% and Nvidia, within the semiconductors & semiconductor equipment industry, gained approximately 150% and boosted the fund. Conversely, the biggest individual detractor was Exxon Mobil (-40%), from the energy sector. Boeing, within the capital goods segment, returned about -53% and hindered the fund. In banks, Wells Fargo (-47%) and JPMorgan Chase (-14%) hurt. Another detractor was Chevron (-29%), a stock in the energy sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2020

% of fund's net assets
Apple, Inc.	6.4
Microsoft Corp.	5.7
Amazon.com, Inc.	4.9
Facebook, Inc. Class A	2.3
Alphabet, Inc. Class A	1.6
20.9

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	27.4
Health Care	14.5
Consumer Discretionary	11.1
Communication Services	10.8
Financials	9.8

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks and Equity Futures	100.0%

 * Foreign investments - 3.0%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
COMMUNICATION SERVICES - 10.8%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	4,039,326	$119,483,263
CenturyLink, Inc.	560,063	5,404,608
Verizon Communications, Inc.	2,345,900	134,842,332
		259,730,203
Entertainment - 2.0%
Activision Blizzard, Inc.	436,806	36,093,280
Electronic Arts, Inc. (a)	163,666	23,178,379
Live Nation Entertainment, Inc. (a)(b)	80,333	3,760,388
Netflix, Inc. (a)	249,333	121,893,917
Take-Two Interactive Software, Inc. (a)	64,599	10,595,528
The Walt Disney Co.	1,024,028	119,749,834
		315,271,326
Interactive Media & Services - 5.6%
Alphabet, Inc.:
Class A (a)	170,103	253,104,759
Class C (a)	165,803	245,879,217
Facebook, Inc. Class A (a)	1,363,187	345,799,646
Twitter, Inc. (a)	444,833	16,191,921
		860,975,543
Media - 1.3%
Charter Communications, Inc. Class A (a)	85,448	49,559,840
Comcast Corp. Class A	2,582,222	110,519,102
Discovery Communications, Inc.:
Class A (a)(b)	90,242	1,904,106
Class C (non-vtg.) (a)	179,938	3,409,825
DISH Network Corp. Class A (a)	145,725	4,679,230
Fox Corp.:
Class A	196,325	5,059,295
Class B	88,293	2,275,311
Interpublic Group of Companies, Inc.	220,560	3,981,108
News Corp.:
Class A	222,810	2,834,143
Class B	65,891	840,769
Omnicom Group, Inc.	121,526	6,529,592
ViacomCBS, Inc. Class B (b)	306,520	7,990,976
		199,583,297
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc.	330,085	35,444,527

TOTAL COMMUNICATION SERVICES		1,671,004,896

CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.1%
Aptiv PLC	151,981	11,816,523
BorgWarner, Inc.	117,400	4,296,840
		16,113,363
Automobiles - 0.2%
Ford Motor Co.	2,214,656	14,638,876
General Motors Co.	714,014	17,771,808
		32,410,684
Distributors - 0.1%
Genuine Parts Co.	81,788	7,373,188
LKQ Corp. (a)	172,291	4,856,883
		12,230,071
Diversified Consumer Services - 0.0%
H&R Block, Inc.	108,600	1,574,700
Hotels, Restaurants & Leisure - 1.5%
Carnival Corp. (b)	268,002	3,719,868
Chipotle Mexican Grill, Inc. (a)	14,549	16,806,423
Darden Restaurants, Inc.	73,646	5,589,731
Domino's Pizza, Inc.	22,179	8,574,623
Hilton Worldwide Holdings, Inc.	157,210	11,798,611
Las Vegas Sands Corp.	190,534	8,314,904
Marriott International, Inc. Class A	152,592	12,791,024
McDonald's Corp.	421,547	81,898,151
MGM Mirage, Inc.	279,527	4,497,589
Norwegian Cruise Line Holdings Ltd. (a)(b)	154,688	2,109,944
Royal Caribbean Cruises Ltd. (b)	97,321	4,740,506
Starbucks Corp.	662,242	50,681,380
Wynn Resorts Ltd.	54,966	3,981,187
Yum! Brands, Inc.	170,651	15,537,774
		231,041,715
Household Durables - 0.4%
D.R. Horton, Inc.	187,546	12,408,043
Garmin Ltd.	82,300	8,113,957
Leggett & Platt, Inc.	75,170	3,013,565
Lennar Corp. Class A	155,687	11,263,954
Mohawk Industries, Inc. (a)	33,795	2,698,531
Newell Brands, Inc.	215,869	3,540,252
NVR, Inc. (a)	1,962	7,710,954
PulteGroup, Inc.	142,902	6,230,527
Whirlpool Corp.	35,242	5,748,675
		60,728,458
Internet & Direct Marketing Retail - 5.3%
Amazon.com, Inc. (a)	237,523	751,684,288
eBay, Inc.	374,466	20,700,480
Expedia, Inc.	76,797	6,221,325
The Booking Holdings, Inc. (a)	23,205	38,569,727
		817,175,820
Leisure Products - 0.0%
Hasbro, Inc.	72,237	5,255,964
Multiline Retail - 0.5%
Dollar General Corp.	142,712	27,172,365
Dollar Tree, Inc. (a)	134,500	12,555,575
Kohl's Corp.	89,089	1,696,255
Target Corp.	283,477	35,684,085
		77,108,280
Specialty Retail - 2.4%
Advance Auto Parts, Inc.	39,178	5,882,185
AutoZone, Inc. (a)	13,237	15,982,619
Best Buy Co., Inc.	128,870	12,834,163
CarMax, Inc. (a)(b)	92,265	8,946,937
Gap, Inc.	120,141	1,606,285
L Brands, Inc.	132,753	3,240,501
Lowe's Companies, Inc.	428,025	63,737,203
O'Reilly Automotive, Inc. (a)	42,081	20,088,628
Ross Stores, Inc.	201,478	18,066,532
The Home Depot, Inc.	609,733	161,878,014
Tiffany & Co., Inc.	61,917	7,761,915
TJX Companies, Inc.	679,100	35,306,409
Tractor Supply Co.	65,555	9,357,321
Ulta Beauty, Inc. (a)	31,926	6,161,399
		370,850,111
Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands, Inc.	197,708	2,793,614
NIKE, Inc. Class B	702,990	68,618,854
PVH Corp.	40,147	1,953,553
Ralph Lauren Corp. (b)	27,023	1,926,740
Tapestry, Inc.	156,396	2,089,451
Under Armour, Inc.:
Class A (sub. vtg.) (a)	105,831	1,113,342
Class C (non-vtg.) (a)(b)	112,592	1,068,498
VF Corp. (b)	180,774	10,911,519
		90,475,571

TOTAL CONSUMER DISCRETIONARY		1,714,964,737

CONSUMER STAPLES - 7.0%
Beverages - 1.7%
Brown-Forman Corp. Class B (non-vtg.)	103,397	7,169,548
Constellation Brands, Inc. Class A (sub. vtg.)	95,220	16,968,204
Molson Coors Beverage Co. Class B	106,402	3,992,203
Monster Beverage Corp. (a)	211,956	16,634,307
PepsiCo, Inc.	786,609	108,284,595
The Coca-Cola Co.	2,191,383	103,520,933
		256,569,790
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	250,308	81,482,763
Kroger Co.	445,721	15,506,634
Sysco Corp.	287,776	15,208,962
Walgreens Boots Alliance, Inc.	417,752	17,006,684
Walmart, Inc.	802,742	103,874,815
		233,079,858
Food Products - 1.1%
Archer Daniels Midland Co.	314,943	13,489,009
Campbell Soup Co.	95,866	4,752,078
Conagra Brands, Inc.	276,142	10,341,518
General Mills, Inc.	343,637	21,741,913
Hormel Foods Corp.	158,892	8,081,247
Kellogg Co.	141,816	9,783,886
Lamb Weston Holdings, Inc.	82,769	4,972,762
McCormick & Co., Inc. (non-vtg.) (b)	70,095	13,661,516
Mondelez International, Inc.	809,257	44,905,671
The Hershey Co.	83,564	12,151,041
The J.M. Smucker Co.	64,659	7,070,462
The Kraft Heinz Co.	353,295	12,146,282
Tyson Foods, Inc. Class A	166,857	10,253,363
		173,350,748
Household Products - 1.8%
Church & Dwight Co., Inc.	139,407	13,429,076
Clorox Co.	70,924	16,774,235
Colgate-Palmolive Co.	485,581	37,486,853
Kimberly-Clark Corp.	193,062	29,353,146
Procter & Gamble Co.	1,403,475	184,023,642
		281,066,952
Personal Products - 0.2%
Coty, Inc. Class A	170,522	632,637
Estee Lauder Companies, Inc. Class A	127,413	25,169,164
		25,801,801
Tobacco - 0.7%
Altria Group, Inc.	1,053,553	43,353,706
Philip Morris International, Inc.	882,772	67,805,717
		111,159,423

TOTAL CONSUMER STAPLES		1,081,028,572

ENERGY - 2.5%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	371,378	5,752,645
Halliburton Co.	497,378	7,127,427
National Oilwell Varco, Inc.	220,304	2,535,699
Schlumberger Ltd.	786,798	14,272,516
TechnipFMC PLC	237,874	1,910,128
		31,598,415
Oil, Gas & Consumable Fuels - 2.3%
Apache Corp.	214,425	3,291,424
Cabot Oil & Gas Corp.	225,644	4,219,543
Chevron Corp.	1,058,428	88,844,446
Concho Resources, Inc.	111,513	5,858,893
ConocoPhillips Co.	607,989	22,732,709
Devon Energy Corp.	216,973	2,276,047
Diamondback Energy, Inc.	89,179	3,554,675
EOG Resources, Inc.	329,982	15,459,657
Exxon Mobil Corp.	2,397,061	100,868,327
Hess Corp.	148,004	7,283,277
HollyFrontier Corp.	84,435	2,321,963
Kinder Morgan, Inc.	1,102,616	15,546,886
Marathon Oil Corp.	448,476	2,462,133
Marathon Petroleum Corp.	368,645	14,082,239
Noble Energy, Inc.	272,512	2,722,395
Occidental Petroleum Corp.	510,243	8,031,225
Occidental Petroleum Corp. warrants 8/3/27 (a)	64,746	362,578
ONEOK, Inc.	249,395	6,960,614
Phillips 66 Co.	247,563	15,353,857
Pioneer Natural Resources Co.	93,468	9,058,919
The Williams Companies, Inc.	687,791	13,157,442
Valero Energy Corp.	231,135	12,996,721
		357,445,970

TOTAL ENERGY		389,044,385

FINANCIALS - 9.8%
Banks - 3.5%
Bank of America Corp.	4,426,430	110,129,578
Citigroup, Inc.	1,180,203	59,021,952
Citizens Financial Group, Inc.	241,874	6,000,894
Comerica, Inc.	79,020	3,043,850
Fifth Third Bancorp	403,586	8,015,218
First Republic Bank	97,196	10,932,606
Huntington Bancshares, Inc.	574,951	5,329,796
JPMorgan Chase & Co.	1,727,388	166,934,776
KeyCorp	552,970	6,641,170
M&T Bank Corp.	72,714	7,704,048
Peoples United Financial, Inc.	241,139	2,601,890
PNC Financial Services Group, Inc.	240,509	25,655,095
Regions Financial Corp.	542,546	5,892,050
SVB Financial Group (a)	29,201	6,548,908
Truist Financial Corp.	763,881	28,614,982
U.S. Bancorp	777,033	28,625,896
Wells Fargo & Co.	2,115,141	51,313,321
Zions Bancorp NA	93,140	3,024,256
		536,030,286
Capital Markets - 2.6%
Ameriprise Financial, Inc.	69,355	10,655,009
Bank of New York Mellon Corp.	456,811	16,376,674
BlackRock, Inc. Class A	87,452	50,285,775
Cboe Global Markets, Inc.	62,203	5,455,203
Charles Schwab Corp.	649,572	21,533,312
CME Group, Inc.	203,286	33,782,067
E*TRADE Financial Corp.	125,318	6,362,395
Franklin Resources, Inc. (b)	157,744	3,320,511
Goldman Sachs Group, Inc.	175,462	34,734,458
Intercontinental Exchange, Inc.	310,222	30,023,285
Invesco Ltd.	213,249	2,141,020
MarketAxess Holdings, Inc.	21,491	11,104,400
Moody's Corp.	91,410	25,713,633
Morgan Stanley	678,884	33,183,850
MSCI, Inc.	48,195	18,120,356
Northern Trust Corp.	117,949	9,241,304
Raymond James Financial, Inc.	69,118	4,802,319
S&P Global, Inc.	136,566	47,832,242
State Street Corp.	199,534	12,728,274
T. Rowe Price Group, Inc.	128,997	17,814,486
The NASDAQ OMX Group, Inc.	65,104	8,548,806
		403,759,379
Consumer Finance - 0.4%
American Express Co.	374,203	34,920,624
Capital One Financial Corp.	258,143	16,469,523
Discover Financial Services	173,648	8,583,421
Synchrony Financial	304,470	6,737,921
		66,711,489
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	1,102,106	215,770,313
Insurance - 1.9%
AFLAC, Inc.	406,825	14,470,765
Allstate Corp.	178,093	16,810,198
American International Group, Inc.	488,324	15,694,733
Aon PLC	131,008	26,885,462
Arthur J. Gallagher & Co.	107,505	11,555,712
Assurant, Inc.	33,710	3,622,814
Chubb Ltd.	255,889	32,559,316
Cincinnati Financial Corp.	85,551	6,666,989
Everest Re Group Ltd.	22,665	4,958,875
Globe Life, Inc.	55,478	4,416,049
Hartford Financial Services Group, Inc.	203,030	8,592,230
Lincoln National Corp.	109,384	4,076,742
Loews Corp.	137,226	4,996,399
Marsh & McLennan Companies, Inc.	289,255	33,727,133
MetLife, Inc.	437,437	16,556,990
Principal Financial Group, Inc.	144,424	6,127,910
Progressive Corp.	331,822	29,976,799
Prudential Financial, Inc.	223,975	14,193,296
The Travelers Companies, Inc.	143,351	16,402,221
Unum Group	115,181	1,984,569
W.R. Berkley Corp.	80,041	4,942,532
Willis Towers Watson PLC	72,985	15,327,580
		294,545,314

TOTAL FINANCIALS		1,516,816,781

HEALTH CARE - 14.5%
Biotechnology - 2.3%
AbbVie, Inc.	999,098	94,824,391
Alexion Pharmaceuticals, Inc. (a)	125,194	12,831,133
Amgen, Inc.	333,487	81,594,264
Biogen, Inc. (a)	92,515	25,412,945
Gilead Sciences, Inc.	710,916	49,429,989
Incyte Corp. (a)	102,283	10,101,469
Regeneron Pharmaceuticals, Inc. (a)	57,183	36,143,659
Vertex Pharmaceuticals, Inc. (a)	146,988	39,980,736
		350,318,586
Health Care Equipment & Supplies - 4.0%
Abbott Laboratories	1,002,786	100,920,383
Abiomed, Inc. (a)	25,487	7,644,571
Align Technology, Inc. (a)	40,633	11,938,788
Baxter International, Inc.	288,468	24,917,866
Becton, Dickinson & Co.	167,171	47,031,889
Boston Scientific Corp. (a)	809,955	31,239,964
Danaher Corp.	356,730	72,701,574
Dentsply Sirona, Inc. (b)	124,209	5,539,721
DexCom, Inc. (a)	52,326	22,790,066
Edwards Lifesciences Corp. (a)	351,296	27,545,119
Hologic, Inc. (a)	146,382	10,214,536
IDEXX Laboratories, Inc. (a)	48,150	19,151,663
Intuitive Surgical, Inc. (a)	66,112	45,315,809
Medtronic PLC	760,277	73,351,525
ResMed, Inc.	82,014	16,608,655
STERIS PLC	48,162	7,688,100
Stryker Corp.	182,746	35,324,802
Teleflex, Inc.	26,319	9,819,619
The Cooper Companies, Inc.	27,855	7,881,015
Varian Medical Systems, Inc. (a)	51,486	7,348,082
West Pharmaceutical Services, Inc.	41,727	11,219,138
Zimmer Biomet Holdings, Inc.	117,240	15,810,986
		612,003,871
Health Care Providers & Services - 2.7%
AmerisourceBergen Corp.	84,187	8,434,696
Anthem, Inc.	142,931	39,134,508
Cardinal Health, Inc.	165,533	9,041,412
Centene Corp. (a)	328,328	21,423,402
Cigna Corp.	209,187	36,124,503
CVS Health Corp.	741,029	46,640,365
DaVita HealthCare Partners, Inc. (a)	48,289	4,219,976
HCA Holdings, Inc.	149,295	18,906,719
Henry Schein, Inc. (a)	80,943	5,563,212
Humana, Inc.	74,951	29,414,520
Laboratory Corp. of America Holdings (a)	55,107	10,631,242
McKesson Corp.	91,762	13,778,982
Quest Diagnostics, Inc.	75,819	9,634,320
UnitedHealth Group, Inc.	537,655	162,791,181
Universal Health Services, Inc. Class B	44,023	4,838,128
		420,577,166
Health Care Technology - 0.1%
Cerner Corp.	172,542	11,983,042
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	175,055	16,863,048
Bio-Rad Laboratories, Inc. Class A (a)	12,118	6,360,617
Illumina, Inc. (a)	83,337	31,848,068
IQVIA Holdings, Inc. (a)	100,684	15,947,339
Mettler-Toledo International, Inc. (a)	13,554	12,672,990
PerkinElmer, Inc.	63,153	7,509,523
Thermo Fisher Scientific, Inc.	223,905	92,685,475
Waters Corp. (a)	35,100	7,481,565
		191,368,625
Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	1,282,779	75,247,816
Eli Lilly & Co.	477,459	71,757,313
Johnson & Johnson	1,493,605	217,707,865
Merck & Co., Inc.	1,430,972	114,821,193
Mylan NV (a)	292,969	4,719,731
Perrigo Co. PLC	77,191	4,092,667
Pfizer, Inc.	3,149,159	121,179,638
Zoetis, Inc. Class A	269,255	40,840,598
		650,366,821

TOTAL HEALTH CARE		2,236,618,111

INDUSTRIALS - 7.9%
Aerospace & Defense - 1.6%
General Dynamics Corp.	131,728	19,329,767
Harris Corp.	122,383	20,600,730
Howmet Aerospace, Inc.	218,255	3,225,809
Huntington Ingalls Industries, Inc.	22,906	3,979,001
Lockheed Martin Corp.	139,904	53,019,419
Northrop Grumman Corp.	87,891	28,565,454
Raytheon Technologies Corp.	833,808	47,260,237
Teledyne Technologies, Inc. (a)	20,786	6,375,066
Textron, Inc.	128,980	4,506,561
The Boeing Co.	303,929	48,020,782
TransDigm Group, Inc.	28,508	12,303,483
		247,186,309
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc. (b)	76,315	7,152,242
Expeditors International of Washington, Inc.	94,347	7,973,265
FedEx Corp.	136,258	22,945,847
United Parcel Service, Inc. Class B	399,172	56,985,795
		95,057,149
Airlines - 0.2%
Alaska Air Group, Inc.	69,519	2,394,234
American Airlines Group, Inc. (b)	282,574	3,142,223
Delta Air Lines, Inc.	321,707	8,033,024
Southwest Airlines Co.	303,999	9,390,529
United Airlines Holdings, Inc. (a)(b)	143,219	4,494,212
		27,454,222
Building Products - 0.4%
A.O. Smith Corp.	76,422	3,678,955
Allegion PLC (b)	52,276	5,199,371
Carrier Global Corp.	461,593	12,573,793
Fortune Brands Home & Security, Inc.	79,210	6,059,565
Johnson Controls International PLC	421,743	16,228,671
Masco Corp.	149,537	8,547,535
Trane Technologies PLC	135,615	15,171,250
		67,459,140
Commercial Services & Supplies - 0.4%
Cintas Corp. (b)	47,782	14,423,952
Copart, Inc. (a)	117,135	10,922,839
Republic Services, Inc.	119,130	10,394,093
Rollins, Inc.	79,782	4,180,577
Waste Management, Inc.	220,127	24,125,919
		64,047,380
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	73,739	6,293,624
Quanta Services, Inc.	78,261	3,128,092
		9,421,716
Electrical Equipment - 0.5%
AMETEK, Inc.	130,071	12,129,121
Eaton Corp. PLC	226,766	21,118,718
Emerson Electric Co.	338,718	21,003,903
Rockwell Automation, Inc.	65,662	14,323,509
		68,575,251
Industrial Conglomerates - 1.1%
3M Co.	326,090	49,066,762
General Electric Co.	4,958,955	30,100,857
Honeywell International, Inc.	397,890	59,432,829
Roper Technologies, Inc.	59,186	25,594,986
		164,195,434
Machinery - 1.5%
Caterpillar, Inc.	306,838	40,772,633
Cummins, Inc.	83,637	16,163,687
Deere & Co.	177,365	31,271,223
Dover Corp.	81,608	8,399,911
Flowserve Corp.	73,738	2,055,078
Fortive Corp.	168,057	11,795,921
Gardner Denver Holdings, Inc. (a)	196,042	6,192,967
IDEX Corp.	42,745	7,045,231
Illinois Tool Works, Inc.	162,985	30,150,595
Otis Worldwide Corp.	230,787	14,479,576
PACCAR, Inc.	196,003	16,675,935
Parker Hannifin Corp.	72,772	13,020,366
Pentair PLC	93,799	4,019,287
Snap-On, Inc.	30,798	4,492,504
Stanley Black & Decker, Inc.	87,378	13,396,795
Westinghouse Air Brake Co.	102,499	6,374,413
Xylem, Inc.	102,003	7,444,179
		233,750,301
Professional Services - 0.3%
Equifax, Inc.	68,810	11,185,754
IHS Markit Ltd.	226,138	18,256,121
Nielsen Holdings PLC	202,541	2,922,667
Robert Half International, Inc.	65,183	3,315,859
Verisk Analytics, Inc.	91,976	17,356,791
		53,037,192
Road & Rail - 1.0%
CSX Corp.	433,952	30,958,136
J.B. Hunt Transport Services, Inc.	47,833	6,189,590
Kansas City Southern	53,869	9,257,388
Norfolk Southern Corp.	145,231	27,914,851
Old Dominion Freight Lines, Inc.	53,493	9,779,590
Union Pacific Corp.	384,688	66,685,665
		150,785,220
Trading Companies & Distributors - 0.2%
Fastenal Co.	324,746	15,276,052
United Rentals, Inc. (a)	40,849	6,346,709
W.W. Grainger, Inc.	24,553	8,385,586
		30,008,347

TOTAL INDUSTRIALS		1,210,977,661

INFORMATION TECHNOLOGY - 27.4%
Communications Equipment - 0.9%
Arista Networks, Inc. (a)	30,475	7,916,491
Cisco Systems, Inc.	2,404,243	113,239,845
F5 Networks, Inc. (a)	34,504	4,689,094
Juniper Networks, Inc.	187,761	4,765,374
Motorola Solutions, Inc.	96,416	13,478,957
		144,089,761
Electronic Equipment & Components - 0.5%
Amphenol Corp. Class A	167,752	17,741,452
CDW Corp.	80,686	9,379,748
Corning, Inc.	430,304	13,339,424
FLIR Systems, Inc.	74,373	3,098,379
IPG Photonics Corp. (a)	20,081	3,594,700
Keysight Technologies, Inc. (a)	106,042	10,592,535
TE Connectivity Ltd.	187,000	16,656,090
Zebra Technologies Corp. Class A (a)	30,100	8,450,575
		82,852,903
IT Services - 5.6%
Accenture PLC Class A	361,139	81,176,824
Akamai Technologies, Inc. (a)(b)	91,998	10,344,255
Automatic Data Processing, Inc.	243,643	32,382,591
Broadridge Financial Solutions, Inc.	65,092	8,744,459
Cognizant Technology Solutions Corp. Class A	306,467	20,937,825
DXC Technology Co.	143,989	2,578,843
Fidelity National Information Services, Inc.	350,262	51,246,833
Fiserv, Inc. (a)	318,817	31,814,748
FleetCor Technologies, Inc. (a)	47,509	12,284,402
Gartner, Inc. (a)	50,555	6,301,175
Global Payments, Inc.	169,569	30,186,673
IBM Corp.	503,359	61,882,955
Jack Henry & Associates, Inc.	43,435	7,744,461
Leidos Holdings, Inc.	75,697	7,203,327
MasterCard, Inc. Class A	501,043	154,586,797
Paychex, Inc.	180,988	13,016,657
PayPal Holdings, Inc. (a)	665,651	130,514,192
The Western Union Co.	232,959	5,656,245
VeriSign, Inc. (a)	57,641	12,201,447
Visa, Inc. Class A	956,448	182,107,699
		862,912,408
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc. (a)	663,971	51,411,275
Analog Devices, Inc.	208,869	23,988,605
Applied Materials, Inc.	519,570	33,423,938
Broadcom, Inc.	226,648	71,790,754
Intel Corp.	2,400,339	114,568,180
KLA-Tencor Corp.	87,900	17,565,057
Lam Research Corp.	82,295	31,038,382
Maxim Integrated Products, Inc.	151,159	10,292,416
Microchip Technology, Inc.	139,085	14,149,117
Micron Technology, Inc. (a)(b)	630,530	31,561,179
NVIDIA Corp.	348,731	148,067,695
Qorvo, Inc. (a)	65,048	8,335,901
Qualcomm, Inc.	637,742	67,351,933
Skyworks Solutions, Inc.	94,584	13,769,539
Texas Instruments, Inc.	520,301	66,364,393
Xilinx, Inc.	137,855	14,798,734
		718,477,098
Software - 9.0%
Adobe, Inc. (a)	273,142	121,362,453
ANSYS, Inc. (a)(b)	48,707	15,128,394
Autodesk, Inc. (a)	124,268	29,380,683
Cadence Design Systems, Inc. (a)	158,280	17,292,090
Citrix Systems, Inc.	65,789	9,392,038
Fortinet, Inc. (a)	76,064	10,519,651
Intuit, Inc.	147,836	45,292,515
Microsoft Corp.	4,299,190	881,376,942
Nortonlifelock, Inc.	307,226	6,589,998
Oracle Corp.	1,179,965	65,429,059
Paycom Software, Inc. (a)	27,350	7,777,520
Salesforce.com, Inc. (a)	510,794	99,528,211
ServiceNow, Inc. (a)	108,114	47,483,669
Synopsys, Inc. (a)	85,486	17,030,521
Tyler Technologies, Inc. (a)	22,543	8,053,487
		1,381,637,231
Technology Hardware, Storage & Peripherals - 6.7%
Apple, Inc.	2,309,783	981,750,162
Hewlett Packard Enterprise Co.	728,555	7,190,838
HP, Inc.	810,696	14,252,036
NetApp, Inc.	125,394	5,554,954
Seagate Technology LLC (b)	128,037	5,789,833
Western Digital Corp.	169,923	7,323,681
Xerox Holdings Corp.	103,394	1,721,510
		1,023,583,014

TOTAL INFORMATION TECHNOLOGY		4,213,552,415

MATERIALS - 2.6%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	125,208	35,888,369
Albemarle Corp. U.S. (b)	60,260	4,969,040
Celanese Corp. Class A	67,035	6,515,802
CF Industries Holdings, Inc.	120,893	3,787,578
Corteva, Inc.	424,291	12,117,751
Dow, Inc.	419,935	17,242,531
DuPont de Nemours, Inc.	416,016	22,248,536
Eastman Chemical Co.	77,060	5,750,988
Ecolab, Inc.	140,197	26,228,055
FMC Corp.	73,389	7,782,903
International Flavors & Fragrances, Inc. (b)	60,580	7,630,051
Linde PLC	297,738	72,978,561
LyondellBasell Industries NV Class A	145,675	9,107,601
PPG Industries, Inc.	133,752	14,398,403
Sherwin-Williams Co.	45,814	29,683,807
The Mosaic Co.	198,008	2,667,168
		278,997,144
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	35,286	7,310,553
Vulcan Materials Co.	75,078	8,815,659
		16,126,212
Containers & Packaging - 0.3%
Amcor PLC	892,540	9,193,162
Avery Dennison Corp.	47,218	5,351,688
Ball Corp.	184,804	13,607,119
International Paper Co.	222,804	7,751,351
Packaging Corp. of America	53,767	5,168,084
Sealed Air Corp.	88,506	3,157,894
WestRock Co.	146,836	3,944,015
		48,173,313
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	823,155	10,635,163
Newmont Corp.	455,001	31,486,069
Nucor Corp.	170,739	7,162,501
		49,283,733

TOTAL MATERIALS		392,580,402

REAL ESTATE - 2.8%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Alexandria Real Estate Equities, Inc.	71,538	12,701,572
American Tower Corp.	251,314	65,690,966
Apartment Investment & Management Co. Class A	84,634	3,285,492
AvalonBay Communities, Inc.	79,779	12,215,760
Boston Properties, Inc.	81,910	7,297,362
Crown Castle International Corp.	236,258	39,384,209
Digital Realty Trust, Inc.	152,110	24,419,739
Duke Realty Corp.	208,825	8,392,677
Equinix, Inc.	50,179	39,414,601
Equity Residential (SBI)	198,296	10,634,614
Essex Property Trust, Inc.	37,083	8,185,701
Extra Space Storage, Inc.	73,177	7,562,111
Federal Realty Investment Trust (SBI)	39,979	3,050,398
HCP, Inc.	305,131	8,327,025
Host Hotels & Resorts, Inc.	399,351	4,305,004
Iron Mountain, Inc.	163,137	4,598,832
Kimco Realty Corp.	245,620	2,738,663
Mid-America Apartment Communities, Inc.	64,819	7,725,777
Prologis (REIT), Inc.	418,705	44,139,881
Public Storage	85,215	17,032,774
Realty Income Corp.	194,680	11,690,534
Regency Centers Corp.	96,002	3,938,962
SBA Communications Corp. Class A	63,280	19,714,251
Simon Property Group, Inc.	173,329	10,807,063
SL Green Realty Corp.	43,342	2,015,403
UDR, Inc.	167,156	6,051,047
Ventas, Inc.	211,500	8,113,140
Vornado Realty Trust	90,194	3,113,497
Welltower, Inc.	236,673	12,676,206
Weyerhaeuser Co.	423,022	11,764,242
		420,987,503
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	190,023	8,324,908

TOTAL REAL ESTATE		429,312,411

UTILITIES - 3.1%
Electric Utilities - 1.9%
Alliant Energy Corp.	141,462	7,617,729
American Electric Power Co., Inc.	280,954	24,409,284
Duke Energy Corp.	416,609	35,303,447
Edison International	214,268	11,928,300
Entergy Corp.	113,479	11,930,047
Evergy, Inc.	128,553	8,334,091
Eversource Energy	190,735	17,179,501
Exelon Corp.	552,433	21,329,438
FirstEnergy Corp.	307,144	8,907,176
NextEra Energy, Inc.	277,474	77,886,952
NRG Energy, Inc.	138,268	4,674,841
Pinnacle West Capital Corp.	63,786	5,299,341
PPL Corp.	435,840	11,602,061
Southern Co.	598,635	32,691,457
Xcel Energy, Inc.	297,648	20,549,618
		299,643,283
Gas Utilities - 0.1%
Atmos Energy Corp.	69,342	7,349,559
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	376,963	5,741,146
Multi-Utilities - 1.0%
Ameren Corp.	139,966	11,230,872
CenterPoint Energy, Inc.	308,802	5,870,326
CMS Energy Corp.	162,257	10,413,654
Consolidated Edison, Inc.	189,414	14,552,678
Dominion Energy, Inc.	475,779	38,552,372
DTE Energy Co.	109,196	12,626,333
NiSource, Inc.	217,048	5,306,824
Public Service Enterprise Group, Inc.	286,647	16,035,033
Sempra Energy	165,841	20,640,571
WEC Energy Group, Inc.	178,820	17,034,393
		152,263,056
Water Utilities - 0.1%
American Water Works Co., Inc.	102,617	15,112,406

TOTAL UTILITIES		480,109,450

TOTAL COMMON STOCKS
(Cost $10,918,954,349)		15,336,009,821
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.13% 11/5/20 (c)
(Cost $489,824)	490,000	489,878
	Shares	Value

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.14% (d)	48,330,095	$48,344,594
Fidelity Securities Lending Cash Central Fund 0.13% (d)(e)	58,716,999	58,722,871
TOTAL MONEY MARKET FUNDS
(Cost $107,066,932)		107,067,465
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $11,026,511,105)		15,443,567,164
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(37,122,678)
NET ASSETS - 100%		$15,406,444,486

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	447	Sept. 2020	$72,939,225	$2,605,274	$2,605,274

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $489,878.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$661,736
Fidelity Securities Lending Cash Central Fund	759,708
Total	$1,421,444

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,671,004,896	$1,671,004,896	$--	$--
Consumer Discretionary	1,714,964,737	1,714,964,737	--	--
Consumer Staples	1,081,028,572	1,081,028,572	--	--
Energy	389,044,385	389,044,385	--	--
Financials	1,516,816,781	1,516,816,781	--	--
Health Care	2,236,618,111	2,236,618,111	--	--
Industrials	1,210,977,661	1,210,977,661	--	--
Information Technology	4,213,552,415	4,213,552,415	--	--
Materials	392,580,402	392,580,402	--	--
Real Estate	429,312,411	429,312,411	--	--
Utilities	480,109,450	480,109,450	--	--
U.S. Government and Government Agency Obligations	489,878	--	489,878	--
Money Market Funds	107,067,465	107,067,465	--	--
Total Investments in Securities:	$15,443,567,164	$15,443,077,286	$489,878	$--
Derivative Instruments:
Assets
Futures Contracts	$2,605,274	$2,605,274	$--	$--
Total Assets	$2,605,274	$2,605,274	$--	$--
Total Derivative Instruments:	$2,605,274	$2,605,274	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$2,605,274	$0
Total Equity Risk	2,605,274	0
Total Value of Derivatives	$2,605,274	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $57,113,924) — See accompanying schedule: Unaffiliated issuers (cost $10,919,444,173)	$15,336,499,699
Fidelity Central Funds (cost $107,066,932)	107,067,465
Total Investment in Securities (cost $11,026,511,105)		$15,443,567,164
Segregated cash with brokers for derivative instruments		4,550,631
Receivable for investments sold		70,772,987
Receivable for fund shares sold		26,782,883
Dividends receivable		14,877,990
Distributions receivable from Fidelity Central Funds		110,489
Receivable for daily variation margin on futures contracts		305,263
Prepaid expenses		2,477
Receivable from investment adviser for expense reductions		46,801
Total assets		15,561,016,685
Liabilities
Payable for fund shares redeemed	$95,554,791
Accrued management fee	192,229
Other payables and accrued expenses	72,132
Collateral on securities loaned	58,753,047
Total liabilities		154,572,199
Net Assets		$15,406,444,486
Net Assets consist of:
Paid in capital		$11,161,345,636
Total accumulated earnings (loss)		4,245,098,850
Net Assets		$15,406,444,486
Net Asset Value, offering price and redemption price per share ($15,406,444,486 ÷ 871,352,659 shares)		$17.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$285,243,817
Interest		28,025
Income from Fidelity Central Funds (including $759,708 from security lending)		1,421,444
Total income		286,693,286
Expenses
Management fee	$2,159,782
Custodian fees and expenses	233,902
Independent trustees' fees and expenses	50,820
Registration fees	141,711
Audit	54,091
Legal	26,273
Interest	354,174
Miscellaneous	86,651
Total expenses before reductions	3,107,404
Expense reductions	(510,013)
Total expenses after reductions		2,597,391
Net investment income (loss)		284,095,895
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,592,971
Fidelity Central Funds	(28,300)
Futures contracts	5,092,004
Total net realized gain (loss)		21,656,675
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,358,332,978
Fidelity Central Funds	533
Futures contracts	2,520,871
Total change in net unrealized appreciation (depreciation)		1,360,854,382
Net gain (loss)		1,382,511,057
Net increase (decrease) in net assets resulting from operations		$1,666,606,952

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$284,095,895	$263,358,895
Net realized gain (loss)	21,656,675	2,241,432
Change in net unrealized appreciation (depreciation)	1,360,854,382	789,272,776
Net increase (decrease) in net assets resulting from operations	1,666,606,952	1,054,873,103
Distributions to shareholders	(277,507,662)	(252,730,587)
Share transactions
Proceeds from sales of shares	17,656,249,318	8,580,156,047
Reinvestment of distributions	184,843,686	50,761,849
Cost of shares redeemed	(17,870,724,118)	(9,078,580,860)
Net increase (decrease) in net assets resulting from share transactions	(29,631,114)	(447,662,964)
Total increase (decrease) in net assets	1,359,468,176	354,479,552
Net Assets
Beginning of period	14,046,976,310	13,692,496,758
End of period	$15,406,444,486	$14,046,976,310
Other Information
Shares
Sold	1,091,411,412	572,376,419
Issued in reinvestment of distributions	11,014,839	3,587,315
Redeemed	(1,104,319,712)	(603,215,389)
Net increase (decrease)	(1,893,461)	(27,251,655)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Large Cap Index Fund

Years ended July 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$16.09	$15.21	$13.30	$11.55	$10.00
Income from Investment Operations
Net investment income (loss)B	.32	.30	.27	.25	.07
Net realized and unrealized gain (loss)	1.56	.87	1.86	1.59	1.48
Total from investment operations	1.88	1.17	2.13	1.84	1.55
Distributions from net investment income	(.29)	(.28)	(.19)	(.09)	–
Distributions from net realized gain	–	(.01)	(.03)	–C	–
Total distributions	(.29)	(.29)	(.22)	(.09)	–
Net asset value, end of period	$17.68	$16.09	$15.21	$13.30	$11.55
Total ReturnD,E	11.84%	7.97%	16.22%	16.03%	15.50%
Ratios to Average Net AssetsF,G
Expenses before reductions	.02%	.09%	.09%	.09%	.22%H
Expenses net of fee waivers, if any	.02%	.02%	.02%	.02%	.02%H
Expenses net of all reductions	.02%	.02%	.02%	.02%	.02%H
Net investment income (loss)	1.97%	2.00%	1.87%	2.05%	1.33%H
Supplemental Data
Net assets, end of period (000 omitted)	$15,406,444	$14,046,976	$13,692,497	$8,155,030	$2,439,831
Portfolio turnover rateI	80%	41%	26%	17%	- %J

 A For the period February 2, 2016 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity SAI U.S. Large Cap Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, certain deemed distributions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,062,865,320
Gross unrealized depreciation	(973,109,035)
Net unrealized appreciation (depreciation)	$4,089,756,285
Tax Cost	$11,353,810,879

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$150,690,771
Undistributed long-term capital gain	$4,651,794
Net unrealized appreciation (depreciation) on securities and other investments	$4,089,756,285

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$277,507,662	$ 252,730,587

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Large Cap Index Fund	11,338,959,287	11,373,684,602

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .015% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Large Cap Index Fund	Borrower	$148,781,971	1.25%	$352,231

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI U.S. Large Cap Index Fund	$34,716

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $66,212. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $6,422 from securities loaned to NFS, as affiliated borrower).

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Large Cap Index Fund	$107,577,000.65%		$1,943

10. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .015% of average net assets. This reimbursement will remain in place through November 30, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $508,860.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,153.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity U.S. Total Stock Fund were the owners of record of approximately 19% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Large Cap Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Large Cap Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from February 2, 2016 (commencement of operations) through July 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 2, 2016 (commencement of operations) through July 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity SAI U.S. Large Cap Index Fund	.02%
Actual		$1,000.00	$1,023.70	$.10
Hypothetical-C		$1,000.00	$1,024.76	$.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S. Large Cap Index Fund voted to pay on September 14, 2020, to shareholders of record at the opening of business on September 11, 2020, a distribution of $.007 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.212 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $122,695,878, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 89% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 94% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 5% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SV9-ANN-0920
1.9870993.104

Fidelity® SAI Real Estate Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI Real Estate Index Fund	(16.04)%	2.31%

 A From February 2, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Real Estate Index Fund on February 2, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Select Real Estate Securities Index℠ performed over the same period.

Period Ending Values
$11,083	Fidelity® SAI Real Estate Index Fund
$11,068	Dow Jones U.S. Select Real Estate Securities Index℠

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2020, the fund returned -16.04%, compared with the -16.30% result of the Dow Jones U.S. Select Real Estate Securities Index℠. In an often-challenging market environment for real estate securities, most sectors within the Dow Jones real estate index lost ground. The weakest-performing categories tended to be those involving businesses that heavily depend on social interaction, which became severely limited in the COVID-19 pandemic. Hotel and retail real estate investment trusts (REITs), for example, were particularly poor performers, returning about -52% and -46% in the index, respectively. By far, the biggest individual detractor was mall owner Simon Property Group (-61%). In March, Simon announced the temporary closure of all its retail U.S. properties, a move the company would not begin to reverse until early May. Hotel REIT Host Hotels & Resorts (-35%) also significantly lagged the index, reflecting a sharp drop in demand for lodging as consumers curtailed their travel. Several health care REITs also were meaningful detractors, led by Welltower (-35%) and Ventas (-40%), both of which were hampered by worries about a potential oversupply of senior housing properties. Investor concern about the impact of COVID-19 on demand for senior-housing facilities also appeared to weigh on both stocks. Various apartment REITs also struggled this period, most notably Equity Residential (-31%), AvalonBay Communities (-25%) and Essex Property Trust (-28%). On the positive side, meanwhile, were many real estate owners whose business models remained largely unaffected by social distancing efforts. For example, industrial REITs were particularly strong performers, benefiting from growth in e-commerce and demand for specialized warehouse space. Prologis (+31%) and Duke Realty (+22%) were two particularly strong-performing firms in this category. Data center operators such as Digital Realty Trust (+43%) benefited from growth in data consumption associated with more people working from home. Manufactured housing community owners Sun Communities (+10%) and Equity Lifestyle Properties (+10%) also contributed this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Prologis (REIT), Inc.	11.0
Digital Realty Trust, Inc.	6.1
Public Storage	4.2
Alexandria Real Estate Equities, Inc.	3.2
Welltower, Inc.	3.2
AvalonBay Communities, Inc.	3.1
Realty Income Corp.	2.9
Simon Property Group, Inc.	2.7
Equity Residential (SBI)	2.6
Invitation Homes, Inc.	2.3
41.3

Top Five REIT Sectors as of July 31, 2020

% of fund's net assets
REITs - Apartments	17.7
REITs - Warehouse/Industrial	16.2
REITs - Diversified	13.7
REITs - Office Property	12.1
REITs - Health Care	9.6

Asset Allocation (% of fund's net assets)

As of July 31, 2020
Stocks and Equity Futures	100.0%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 99.8%
REITs - Apartments - 17.7%
American Campus Communities, Inc.	112,575	$4,012,173
American Homes 4 Rent Class A	210,635	6,108,415
Apartment Investment & Management Co. Class A	120,771	4,688,330
AvalonBay Communities, Inc.	114,038	17,461,499
Camden Property Trust (SBI)	78,842	7,159,642
Equity Residential (SBI)	281,652	15,104,997
Essex Property Trust, Inc.	53,034	11,706,725
Front Yard Residential Corp. Class B	44,257	383,708
Independence Realty Trust, Inc.	80,179	922,059
Investors Real Estate Trust	10,023	724,663
Invitation Homes, Inc.	446,403	13,311,737
Mid-America Apartment Communities, Inc.	93,084	11,094,682
UDR, Inc.	238,437	8,631,419
		101,310,049
REITs - Diversified - 13.7%
Apple Hospitality (REIT), Inc.	171,275	1,510,646
Cousins Properties, Inc.	121,920	3,745,382
Digital Realty Trust, Inc.	217,729	34,954,214
Duke Realty Corp.	299,547	12,038,794
EPR Properties	63,312	1,812,623
Global Net Lease, Inc.	73,064	1,216,516
NexPoint Residential Trust, Inc.	18,536	708,631
PS Business Parks, Inc.	16,037	2,212,304
Store Capital Corp.	182,023	4,312,125
Vornado Realty Trust	127,620	4,405,442
Washington REIT (SBI)	63,841	1,427,485
WP Carey, Inc.	140,120	10,000,364
		78,344,526
REITs - Health Care - 9.6%
CareTrust (REIT), Inc.	79,602	1,434,428
Community Healthcare Trust, Inc.	18,921	865,257
Diversified Healthcare Trust (SBI)	195,278	760,608
HCP, Inc.	438,236	11,959,460
Healthcare Realty Trust, Inc.	108,925	3,191,503
Healthcare Trust of America, Inc.	179,286	4,950,086
LTC Properties, Inc.	32,182	1,195,561
Universal Health Realty Income Trust (SBI)	10,633	739,844
Ventas, Inc.	302,677	11,610,690
Welltower, Inc.	338,512	18,130,703
		54,838,140
REITs - Health Care Facilities - 1.4%
National Health Investors, Inc.	36,824	2,283,088
Omega Healthcare Investors, Inc.	184,168	5,963,360
		8,246,448
REITs - Hotels - 2.7%
Chatham Lodging Trust	33,750	175,838
DiamondRock Hospitality Co.	161,384	745,594
Hersha Hospitality Trust	30,276	144,114
Hospitality Properties Trust (SBI)	133,517	894,564
Host Hotels & Resorts, Inc.	569,740	6,141,797
Park Hotels & Resorts, Inc.	191,399	1,582,870
Pebblebrook Hotel Trust	104,734	1,110,180
RLJ Lodging Trust	135,094	1,082,103
Ryman Hospitality Properties, Inc.	44,894	1,437,506
Summit Hotel Properties, Inc.	83,928	434,747
Sunstone Hotel Investors, Inc.	168,881	1,263,230
Xenia Hotels & Resorts, Inc.	91,292	726,684
		15,739,227
REITs - Industrial Buildings - 0.7%
Stag Industrial, Inc.	123,693	4,032,392
REITs - Management/Investment - 1.8%
American Assets Trust, Inc.	39,245	1,059,615
Empire State Realty Trust, Inc.	116,230	767,118
Lexington Corporate Properties Trust	224,225	2,601,010
National Retail Properties, Inc.	139,984	4,962,433
Retail Properties America, Inc.	174,717	1,111,200
		10,501,376
REITs - Manufactured Homes - 3.8%
Equity Lifestyle Properties, Inc.	147,726	10,092,640
Sun Communities, Inc.	79,996	11,993,800
		22,086,440
REITs - Office Buildings - 0.2%
Government Properties Income Trust	39,879	1,002,957
REITs - Office Property - 12.1%
Alexandria Real Estate Equities, Inc.	102,976	18,283,389
Boston Properties, Inc.	117,557	10,473,153
Brandywine Realty Trust (SBI)	143,300	1,551,939
City Office REIT, Inc.	39,386	340,689
Columbia Property Trust, Inc.	89,456	1,069,894
Corporate Office Properties Trust (SBI)	91,854	2,432,294
Douglas Emmett, Inc.	135,191	3,939,466
Easterly Government Properties, Inc.	62,762	1,534,531
Equity Commonwealth	93,535	2,952,900
Franklin Street Properties Corp.	82,366	432,422
Highwoods Properties, Inc. (SBI)	85,339	3,271,897
Hudson Pacific Properties, Inc.	126,481	2,981,157
JBG SMITH Properties	94,242	2,733,960
Kilroy Realty Corp.	85,734	4,995,720
Mack-Cali Realty Corp.	72,609	1,047,022
Paramount Group, Inc.	149,435	1,065,472
Piedmont Office Realty Trust, Inc. Class A	101,522	1,645,672
SL Green Realty Corp.	61,879	2,877,374
VEREIT, Inc.	880,454	5,731,756
		69,360,707
REITs - Regional Malls - 3.3%
Pennsylvania Real Estate Investment Trust (SBI) (a)	50,179	59,211
Simon Property Group, Inc.	248,217	15,476,330
Tanger Factory Outlet Centers, Inc. (a)	76,464	491,664
Taubman Centers, Inc.	50,069	1,938,672
The Macerich Co. (a)	92,650	706,920
		18,672,797
REITs - Shopping Centers - 7.0%
Acadia Realty Trust (SBI)	67,905	817,576
Brixmor Property Group, Inc.	241,441	2,778,986
Federal Realty Investment Trust (SBI)	57,163	4,361,537
Kimco Realty Corp.	350,199	3,904,719
Kite Realty Group Trust	66,579	657,135
Ramco-Gershenson Properties Trust (SBI)	63,515	395,063
Realty Income Corp.	279,091	16,759,415
Regency Centers Corp.	137,994	5,661,894
Retail Opportunity Investments Corp.	99,551	1,082,119
Seritage Growth Properties (a)(b)	31,046	289,038
SITE Centers Corp.	121,223	888,565
Urban Edge Properties	92,093	965,135
Washington Prime Group, Inc. (a)	153,229	112,455
Weingarten Realty Investors (SBI)	97,233	1,658,795
		40,332,432
REITs - Single Tenant - 1.7%
Agree Realty Corp.	45,081	3,019,075
Essential Properties Realty Trust, Inc.	77,599	1,249,344
Four Corners Property Trust, Inc.	60,006	1,512,151
Getty Realty Corp.	29,356	869,818
Spirit Realty Capital, Inc.	83,451	2,875,721
		9,526,109
REITs - Storage - 7.9%
CubeSmart	157,237	4,665,222
Extra Space Storage, Inc.	104,616	10,811,017
Life Storage, Inc.	38,305	3,758,870
National Storage Affiliates Trust	51,122	1,575,580
Public Storage	121,422	24,269,829
		45,080,518
REITs - Warehouse/Industrial - 16.2%
Americold Realty Trust	163,358	6,591,495
EastGroup Properties, Inc.	32,016	4,247,243
First Industrial Realty Trust, Inc.	104,175	4,575,366
Industrial Logistics Properties Trust	53,686	1,133,311
Monmouth Real Estate Investment Corp. Class A	81,081	1,169,999
Prologis (REIT), Inc.	599,184	63,165,973
QTS Realty Trust, Inc. Class A	49,305	3,547,495
Rexford Industrial Realty, Inc.	101,689	4,772,265
Terreno Realty Corp.	55,861	3,394,114
		92,597,261
TOTAL COMMON STOCKS
(Cost $561,495,750)		571,671,379

Money Market Funds - 6.2%
Fidelity Cash Central Fund 0.14% (c)	34,224,540	34,234,808
Fidelity Securities Lending Cash Central Fund 0.13% (c)(d)	1,196,063	1,196,182
TOTAL MONEY MARKET FUNDS
(Cost $35,430,990)		35,430,990
TOTAL INVESTMENT IN SECURITIES - 106.0%
(Cost $596,926,740)		607,102,369
NET OTHER ASSETS (LIABILITIES) - (6.0)%		(34,274,614)
NET ASSETS - 100%		$572,827,755

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	7	Sept. 2020	$1,302,350	$6,221	$6,221

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,100
Fidelity Securities Lending Cash Central Fund	26,317
Total	$32,417

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$571,671,379	$571,671,379	$--	$--
Money Market Funds	35,430,990	35,430,990	--	--
Total Investments in Securities:	$607,102,369	$607,102,369	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$6,221	$6,221	$--	$--
Total Assets	$6,221	$6,221	$--	$--
Total Derivative Instruments:	$6,221	$6,221	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$6,221	$0
Total Equity Risk	6,221	0
Total Value of Derivatives	$6,221	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,091,538) — See accompanying schedule: Unaffiliated issuers (cost $561,495,750)	$571,671,379
Fidelity Central Funds (cost $35,430,990)	35,430,990
Total Investment in Securities (cost $596,926,740)		$607,102,369
Segregated cash with brokers for derivative instruments		105,000
Cash		417,299
Receivable for fund shares sold		284,732
Dividends receivable		337,108
Distributions receivable from Fidelity Central Funds		15,875
Prepaid expenses		72
Receivable from investment adviser for expense reductions		40,417
Total assets		608,302,872
Liabilities
Payable for investments purchased	$33,810,078
Payable for fund shares redeemed	428,277
Accrued management fee	22,066
Payable for daily variation margin on futures contracts	8,890
Other payables and accrued expenses	9,206
Collateral on securities loaned	1,196,600
Total liabilities		35,475,117
Net Assets		$572,827,755
Net Assets consist of:
Paid in capital		$587,635,015
Total accumulated earnings (loss)		(14,807,260)
Net Assets		$572,827,755
Net Asset Value, offering price and redemption price per share ($572,827,755 ÷ 59,259,190 shares)		$9.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$4,709,426
Interest		156
Income from Fidelity Central Funds (including $26,317 from security lending)		32,417
Total income		4,741,999
Expenses
Management fee	$90,791
Custodian fees and expenses	6,948
Independent trustees' fees and expenses	377
Registration fees	57,950
Audit	51,697
Legal	172
Miscellaneous	655
Total expenses before reductions	208,590
Expense reductions	(116,804)
Total expenses after reductions		91,786
Net investment income (loss)		4,650,213
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,212,768)
Fidelity Central Funds	(10)
Futures contracts	100,798
Total net realized gain (loss)		(27,111,980)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	8,170,407
Fidelity Central Funds	19
Futures contracts	(873)
Total change in net unrealized appreciation (depreciation)		8,169,553
Net gain (loss)		(18,942,427)
Net increase (decrease) in net assets resulting from operations		$(14,292,214)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,650,213	$3,243,572
Net realized gain (loss)	(27,111,980)	526,063
Change in net unrealized appreciation (depreciation)	8,169,553	6,498,235
Net increase (decrease) in net assets resulting from operations	(14,292,214)	10,267,870
Distributions to shareholders	(3,402,434)	(3,330,211)
Share transactions
Proceeds from sales of shares	565,703,735	–
Reinvestment of distributions	3,402,425	2,428,308
Cost of shares redeemed	(83,279,953)	(106,293)
Net increase (decrease) in net assets resulting from share transactions	485,826,207	2,322,015
Total increase (decrease) in net assets	468,131,559	9,259,674
Net Assets
Beginning of period	104,696,196	95,436,522
End of period	$572,827,755	$104,696,196
Other Information
Shares
Sold	59,600,408	–
Issued in reinvestment of distributions	289,184	226,848
Redeemed	(9,440,066)	(9,533)
Net increase (decrease)	50,449,526	217,315

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Real Estate Index Fund

Years ended July 31,	2020	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$11.88	$11.11	$11.08	$12.05	$10.00
Income from Investment Operations
Net investment income (loss)B	.36	.37	.33	.28	.06
Net realized and unrealized gain (loss)	(2.20)	.79	.08	(.96)	2.08
Total from investment operations	(1.84)	1.16	.41	(.68)	2.14
Distributions from net investment income	(.30)	(.37)	(.33)	(.24)	(.09)
Distributions from net realized gain	(.07)	(.02)	(.05)	(.05)	–
Total distributions	(.37)	(.39)	(.38)	(.29)	(.09)
Net asset value, end of period	$9.67	$11.88	$11.11	$11.08	$12.05
Total ReturnC,D	(16.04)%	10.79%	3.87%	(5.60)%	21.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	.16%	.15%	.15%	.15%	.77%G
Expenses net of fee waivers, if any	.07%	.07%	.07%	.09%	.09%G
Expenses net of all reductions	.07%	.07%	.07%	.09%	.09%G
Net investment income (loss)	3.52%	3.31%	3.11%	2.55%	1.06%G
Supplemental Data
Net assets, end of period (000 omitted)	$572,828	$104,696	$95,437	$98,222	$105,295
Portfolio turnover rateH	82%	9%	8%	6%	1%I

 A For the period February 2, 2016 (commencement of operations) to July 31, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity SAI Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,376,241
Gross unrealized depreciation	(23,310,482)
Net unrealized appreciation (depreciation)	$(1,934,241)
Tax Cost	$609,036,610

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,146,137
Capital loss carryforward	$(15,019,157)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,934,241)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,180,283)
Long-term	(13,838,874)
Total capital loss carryforward	$(15,019,157)

Due to large redemptions and then subscriptions in the period, approximately $12,380,505 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $70,663 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$2,829,806	$ 3,192,733
Long-term Capital Gains	572,628	137,478
Total	$3,402,434	$ 3,330,211

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Real Estate Index Fund	617,967,186	130,640,591

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .07% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI Real Estate Index Fund	$263

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $122,351. Total fees paid by the Fund to NFS, as lending agent, amounted to $1,856. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $1,697 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .07% of average net assets. This reimbursement will remain in place through November 30, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $116,609.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $195.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Real Estate Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from February 2, 2016 (commencement of operations) through July 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 2, 2016 (commencement of operations) through July 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity SAI Real Estate Index Fund	.07%
Actual		$1,000.00	$804.80	$.31
Hypothetical-C		$1,000.00	$1,024.52	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 0%, 1%, 0%, and 0% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 1%, 2%, 0%, and 0% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 97% and 89% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SV8-ANN-0920
1.9870987.104

Fidelity® SAI U.S. Momentum Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI U.S. Momentum Index Fund	16.76%	16.05%

 A From February 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Momentum Index Fund on February 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA Custom Momentum Composite Index performed over the same period.

Period Ending Values
$16,770	Fidelity® SAI U.S. Momentum Index Fund
$16,851	MSCI USA Custom Momentum Composite Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2020, the fund gained 16.76%, roughly in line with the 16.89% advance of the benchmark MSCI USA Custom Momentum Composite Index. By sector, information technology advanced 30% and contributed most. Consumer discretionary stocks also helped (+33%), benefiting from the automobiles & components industry (+93%). The health care sector rose 8%. Other notable contributors included the communication services (+3%), driven by the media & entertainment industry (-1%), and utilities (+24%) sectors. Conversely, stocks in the industrials sector gained 1% and detracted most. Consumer staples (+7%) and financials (+13%) also hurt. Other notable detractors included the materials (+17%), real estate (+15%), and energy (+34%) sectors. Turning to individual stocks, the top contributor was Tesla (+125%), from the automobiles & components category. In technology hardware & equipment, Apple (+45%) was helpful and Nvidia (+81%) from the semiconductors & semiconductor equipment group also contributed. Microsoft, within the software & services segment, rose 51% and Amazon.com, within the retailing industry, gained approximately 27% and boosted the fund. Conversely, the biggest individual detractor was Starbucks (-31%), from the consumer services category, followed by Disney (-33%), which is in the media & entertainment group. Within technology hardware & equipment, Cisco Systems returned roughly -27% and hurt. Other detractors were Visa (+13%), a stock in the software & services industry, and Procter & Gamble (-6%), from the household & personal products segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2020

% of fund's net assets
Apple, Inc.	5.5
Amazon.com, Inc.	5.0
Microsoft Corp.	4.9
NVIDIA Corp.	4.6
Tesla, Inc.	4.1
24.1

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	35.5
Health Care	25.8
Consumer Discretionary	11.3
Communication Services	11.0
Real Estate	4.0

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks and Equity Futures	100.0%

 * Foreign investments - 0.5%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATION SERVICES - 11.0%
Entertainment - 4.3%
Activision Blizzard, Inc.	184,982	$15,285,063
Electronic Arts, Inc. (a)	55,876	7,913,159
Netflix, Inc. (a)	107,188	52,402,069
Roku, Inc. Class A (a)	6,521	1,010,038
Take-Two Interactive Software, Inc. (a)	6,390	1,048,088
		77,658,417
Interactive Media & Services - 4.9%
Alphabet, Inc.:
Class A (a)	28,399	42,256,292
Class C (a)	29,347	43,520,427
InterActiveCorp (a)	2,862	378,986
Match Group, Inc. (a)	2,927	300,603
Snap, Inc. Class A (a)	31,222	699,997
Zillow Group, Inc. Class C (a)(b)	25,337	1,732,797
		88,889,102
Media - 1.2%
Cable One, Inc.	712	1,297,663
Charter Communications, Inc. Class A (a)	28,832	16,722,560
Liberty Broadband Corp. Class C (a)	19,328	2,653,155
		20,673,378
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc.	99,542	10,688,820

TOTAL COMMUNICATION SERVICES		197,909,717

CONSUMER DISCRETIONARY - 11.3%
Automobiles - 4.1%
Tesla, Inc. (a)	51,370	73,498,141
Hotels, Restaurants & Leisure - 0.2%
Domino's Pizza, Inc.	10,290	3,978,217
Internet & Direct Marketing Retail - 5.6%
Amazon.com, Inc. (a)	28,653	90,677,576
eBay, Inc.	60,383	3,337,972
MercadoLibre, Inc. (a)	5,505	6,191,033
Wayfair LLC Class A (a)	2,523	671,345
		100,877,926
Multiline Retail - 0.7%
Dollar General Corp.	45,860	8,731,744
Target Corp.	27,167	3,419,782
		12,151,526
Specialty Retail - 0.2%
Best Buy Co., Inc.	4,273	425,548
Tiffany & Co., Inc.	25,072	3,143,026
Tractor Supply Co.	4,580	653,749
		4,222,323
Textiles, Apparel & Luxury Goods - 0.5%
lululemon athletica, Inc. (a)	24,208	7,881,883

TOTAL CONSUMER DISCRETIONARY		202,610,016

CONSUMER STAPLES - 3.5%
Beverages - 0.2%
Brown-Forman Corp. Class B (non-vtg.)	13,852	960,498
Monster Beverage Corp. (a)	41,366	3,246,404
		4,206,902
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	76,383	24,864,958
Kroger Co.	179,880	6,258,025
Walmart, Inc.	43,514	5,630,712
		36,753,695
Food Products - 0.5%
Campbell Soup Co.	30,135	1,493,792
Conagra Brands, Inc.	25,849	968,045
General Mills, Inc.	41,126	2,602,042
Hormel Foods Corp.	59,514	3,026,882
The J.M. Smucker Co.	6,850	749,048
		8,839,809
Household Products - 0.5%
Clorox Co.	35,522	8,401,308
Tobacco - 0.3%
Philip Morris International, Inc.	70,626	5,424,783

TOTAL CONSUMER STAPLES		63,626,497

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Cabot Oil & Gas Corp.	22,595	422,527
FINANCIALS - 3.5%
Capital Markets - 3.3%
BlackRock, Inc. Class A	21,026	12,090,160
FactSet Research Systems, Inc.	6,924	2,397,781
KKR & Co. LP	10,274	363,391
MarketAxess Holdings, Inc.	8,849	4,572,278
Moody's Corp.	33,393	9,393,451
MSCI, Inc.	26,289	9,884,138
S&P Global, Inc.	52,154	18,266,939
State Street Corp.	16,001	1,020,704
The NASDAQ OMX Group, Inc.	6,381	837,889
Tradeweb Markets, Inc. Class A	6,522	352,645
		59,179,376
Insurance - 0.2%
Arthur J. Gallagher & Co.	19,603	2,107,126
Brown & Brown, Inc.	41,187	1,872,773
		3,979,899

TOTAL FINANCIALS		63,159,275

HEALTH CARE - 25.8%
Biotechnology - 8.3%
AbbVie, Inc.	284,636	27,014,803
Alnylam Pharmaceuticals, Inc. (a)	25,779	3,757,547
Amgen, Inc.	112,433	27,508,982
Biogen, Inc. (a)	33,486	9,198,269
BioMarin Pharmaceutical, Inc. (a)	42,321	5,070,479
Gilead Sciences, Inc.	288,656	20,070,252
Incyte Corp. (a)	25,659	2,534,083
Moderna, Inc. (a)(b)	54,222	4,017,850
Neurocrine Biosciences, Inc. (a)	10,184	1,225,746
Regeneron Pharmaceuticals, Inc. (a)	31,747	20,066,326
Sarepta Therapeutics, Inc. (a)	14,041	2,155,574
Seattle Genetics, Inc. (a)(b)	36,990	6,150,327
Vertex Pharmaceuticals, Inc. (a)	77,033	20,952,976
		149,723,214
Health Care Equipment & Supplies - 2.8%
Align Technology, Inc. (a)	3,374	991,349
Baxter International, Inc.	18,828	1,626,363
Danaher Corp.	75,340	15,354,292
DexCom, Inc. (a)	32,967	14,358,447
Insulet Corp. (a)	14,229	2,893,609
Masimo Corp. (a)	8,728	1,921,207
ResMed, Inc.	31,388	6,356,384
STERIS PLC	6,736	1,075,268
West Pharmaceutical Services, Inc.	21,238	5,710,261
		50,287,180
Health Care Providers & Services - 5.6%
AmerisourceBergen Corp.	28,259	2,831,269
Cardinal Health, Inc.	31,409	1,715,560
Centene Corp. (a)	133,749	8,727,122
Cigna Corp.	63,168	10,908,482
CVS Health Corp.	34,237	2,154,877
DaVita HealthCare Partners, Inc. (a)	23,263	2,032,954
Humana, Inc.	30,702	12,049,000
McKesson Corp.	26,704	4,009,873
Molina Healthcare, Inc. (a)	2,166	400,060
UnitedHealth Group, Inc.	183,186	55,465,057
		100,294,254
Health Care Technology - 0.7%
Cerner Corp.	8,094	562,128
Teladoc Health, Inc. (a)	14,020	3,331,573
Veeva Systems, Inc. Class A (a)	29,641	7,842,119
		11,735,820
Life Sciences Tools & Services - 1.6%
Agilent Technologies, Inc.	5,636	542,916
Avantor, Inc. (a)	15,214	335,925
Bio-Rad Laboratories, Inc. Class A (a)	5,288	2,775,618
Mettler-Toledo International, Inc. (a)	1,186	1,108,910
Thermo Fisher Scientific, Inc.	59,634	24,685,494
		29,448,863
Pharmaceuticals - 6.8%
Bristol-Myers Squibb Co.	461,448	27,068,540
Catalent, Inc. (a)	20,107	1,756,145
Eli Lilly & Co.	240,275	36,110,930
Johnson & Johnson	307,780	44,862,013
Zoetis, Inc. Class A	79,771	12,099,665
		121,897,293

TOTAL HEALTH CARE		463,386,624

INDUSTRIALS - 2.3%
Aerospace & Defense - 0.1%
Teledyne Technologies, Inc. (a)	5,117	1,569,384
Building Products - 0.0%
Allegion PLC	1,986	197,528
Trane Technologies PLC	4,640	519,077
		716,605
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	9,262	863,682
Rollins, Inc.	26,541	1,390,748
		2,254,430
Electrical Equipment - 0.3%
Eaton Corp. PLC	28,477	2,652,063
Rockwell Automation, Inc.	14,446	3,151,250
		5,803,313
Industrial Conglomerates - 0.2%
General Electric Co.	555,331	3,370,859
Machinery - 0.4%
Gardner Denver Holdings, Inc. (a)	20,463	646,426
Illinois Tool Works, Inc.	34,175	6,322,033
Nordson Corp.	1,696	328,396
		7,296,855
Professional Services - 0.6%
CoStar Group, Inc. (a)(b)	7,005	5,952,569
IHS Markit Ltd.	50,872	4,106,897
Verisk Analytics, Inc.	4,737	893,919
		10,953,385
Road & Rail - 0.4%
Kansas City Southern	12,304	2,114,442
Old Dominion Freight Lines, Inc.	26,010	4,755,148
		6,869,590
Trading Companies & Distributors - 0.2%
Fastenal Co.	64,660	3,041,606
United Rentals, Inc. (a)	2,979	462,847
		3,504,453

TOTAL INDUSTRIALS		42,338,874

INFORMATION TECHNOLOGY - 35.5%
Electronic Equipment & Components - 0.0%
Zebra Technologies Corp. Class A (a)	1,419	398,384
IT Services - 4.7%
Akamai Technologies, Inc. (a)	32,226	3,623,491
Black Knight, Inc. (a)	17,964	1,345,863
Booz Allen Hamilton Holding Corp. Class A	7,788	636,747
EPAM Systems, Inc. (a)	10,532	3,055,123
Fidelity National Information Services, Inc.	39,860	5,831,917
Fiserv, Inc. (a)	36,795	3,671,773
Global Payments, Inc.	27,640	4,920,473
GoDaddy, Inc. (a)	3,551	249,564
Jack Henry & Associates, Inc.	16,458	2,934,461
Leidos Holdings, Inc.	23,382	2,225,031
MasterCard, Inc. Class A	38,168	11,775,973
MongoDB, Inc. Class A (a)(b)	11,081	2,538,435
Okta, Inc. (a)	29,932	6,614,373
PayPal Holdings, Inc. (a)	106,518	20,884,984
Square, Inc. (a)	34,993	4,543,841
Twilio, Inc. Class A (a)	9,787	2,715,110
Visa, Inc. Class A	38,013	7,237,675
		84,804,834
Semiconductors & Semiconductor Equipment - 10.4%
Advanced Micro Devices, Inc. (a)	301,452	23,341,428
Applied Materials, Inc.	113,944	7,330,018
Intel Corp.	756,124	36,089,799
KLA-Tencor Corp.	15,057	3,008,840
Lam Research Corp.	26,148	9,861,980
Marvell Technology Group Ltd.	42,695	1,557,087
Micron Technology, Inc. (a)	168,296	8,424,056
NVIDIA Corp.	194,704	82,669,371
Qorvo, Inc. (a)	22,848	2,927,971
Qualcomm, Inc.	30,414	3,212,023
Skyworks Solutions, Inc.	36,226	5,273,781
Teradyne, Inc.	29,875	2,657,680
		186,354,034
Software - 14.8%
Adobe, Inc. (a)	124,443	55,292,514
ANSYS, Inc. (a)	18,599	5,776,849
Autodesk, Inc. (a)	41,804	9,883,720
Avalara, Inc. (a)	11,164	1,501,000
Cadence Design Systems, Inc. (a)	57,260	6,255,655
Citrix Systems, Inc.	40,143	5,730,815
Coupa Software, Inc. (a)	9,857	3,020,678
Crowdstrike Holdings, Inc. (a)	16,612	1,880,478
Datadog, Inc. Class A (a)	19,087	1,791,506
DocuSign, Inc. (a)	51,990	11,272,992
Dynatrace, Inc.	23,435	980,286
Fair Isaac Corp. (a)	993	436,116
Fortinet, Inc. (a)	39,850	5,511,255
Microsoft Corp.	430,761	88,310,313
Nortonlifelock, Inc.	172,006	3,689,529
Parametric Technology Corp. (a)	2,480	212,189
Paycom Software, Inc. (a)	8,306	2,361,977
RingCentral, Inc. (a)	24,689	7,166,476
Salesforce.com, Inc. (a)	66,577	12,972,528
ServiceNow, Inc. (a)	45,393	19,936,606
Slack Technologies, Inc. Class A (a)(b)	27,191	803,494
Splunk, Inc. (a)	29,068	6,099,048
Synopsys, Inc. (a)	27,448	5,468,191
The Trade Desk, Inc. (a)	1,526	688,714
Tyler Technologies, Inc. (a)	11,494	4,106,232
Zoom Video Communications, Inc. Class A (a)	21,585	5,480,647
		266,629,808
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	231,756	98,505,570
HP, Inc.	64,820	1,139,536
		99,645,106

TOTAL INFORMATION TECHNOLOGY		637,832,166

MATERIALS - 0.9%
Chemicals - 0.0%
FMC Corp.	2,836	300,758
Containers & Packaging - 0.0%
Crown Holdings, Inc. (a)	8,750	626,325
Metals & Mining - 0.9%
Newmont Corp.	233,850	16,182,420

TOTAL MATERIALS		17,109,503

REAL ESTATE - 4.0%
Equity Real Estate Investment Trusts (REITs) - 4.0%
American Tower Corp.	80,087	20,933,941
Crown Castle International Corp.	85,089	14,184,336
Digital Realty Trust, Inc.	54,060	8,678,792
Equinix, Inc.	20,388	16,014,366
Medical Properties Trust, Inc.	31,553	635,162
Prologis (REIT), Inc.	19,970	2,105,237
SBA Communications Corp. Class A	27,016	8,416,565
Sun Communities, Inc.	1,862	279,170
		71,247,569
UTILITIES - 1.9%
Electric Utilities - 1.6%
Eversource Energy	35,657	3,211,626
NextEra Energy, Inc.	87,774	24,638,162
Southern Co.	22,736	1,241,613
		29,091,401
Multi-Utilities - 0.2%
Ameren Corp.	9,937	797,345
WEC Energy Group, Inc.	15,432	1,470,052
		2,267,397
Water Utilities - 0.1%
American Water Works Co., Inc.	13,448	1,980,487
Essential Utilities, Inc.	5,534	250,967
		2,231,454

TOTAL UTILITIES		33,590,252

TOTAL COMMON STOCKS
(Cost $1,365,389,013)		1,793,233,020

Money Market Funds - 1.9%
Fidelity Cash Central Fund 0.14% (c)	28,546,721	28,555,285
Fidelity Securities Lending Cash Central Fund 0.13% (c)(d)	5,731,705	5,732,278
TOTAL MONEY MARKET FUNDS
(Cost $34,287,491)		34,287,563
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $1,399,676,504)		1,827,520,583
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(29,133,456)
NET ASSETS - 100%		$1,798,387,127

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	33	Sept. 2020	$5,384,775	$128,171	$128,171

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$70,505
Fidelity Securities Lending Cash Central Fund	306,184
Total	$376,689

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$197,909,717	$197,909,717	$--	$--
Consumer Discretionary	202,610,016	202,610,016	--	--
Consumer Staples	63,626,497	63,626,497	--	--
Energy	422,527	422,527	--	--
Financials	63,159,275	63,159,275	--	--
Health Care	463,386,624	463,386,624	--	--
Industrials	42,338,874	42,338,874	--	--
Information Technology	637,832,166	637,832,166	--	--
Materials	17,109,503	17,109,503	--	--
Real Estate	71,247,569	71,247,569	--	--
Utilities	33,590,252	33,590,252	--	--
Money Market Funds	34,287,563	34,287,563	--	--
Total Investments in Securities:	$1,827,520,583	$1,827,520,583	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$128,171	$128,171	$--	$--
Total Assets	$128,171	$128,171	$--	$--
Total Derivative Instruments:	$128,171	$128,171	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$128,171	$0
Total Equity Risk	128,171	0
Total Value of Derivatives	$128,171	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $5,501,404) — See accompanying schedule: Unaffiliated issuers (cost $1,365,389,013)	$1,793,233,020
Fidelity Central Funds (cost $34,287,491)	34,287,563
Total Investment in Securities (cost $1,399,676,504)		$1,827,520,583
Segregated cash with brokers for derivative instruments		408,000
Receivable for investments sold		62,953,453
Receivable for fund shares sold		378,062
Dividends receivable		708,777
Distributions receivable from Fidelity Central Funds		7,608
Receivable for daily variation margin on futures contracts		25,011
Total assets		1,892,001,494
Liabilities
Payable for investments purchased	$86,765,252
Payable for fund shares redeemed	936,983
Accrued management fee	136,855
Other payables and accrued expenses	33,383
Collateral on securities loaned	5,741,894
Total liabilities		93,614,367
Net Assets		$1,798,387,127
Net Assets consist of:
Paid in capital		$1,221,606,876
Total accumulated earnings (loss)		576,780,251
Net Assets		$1,798,387,127
Net Asset Value, offering price and redemption price per share ($1,798,387,127 ÷ 114,282,746 shares)		$15.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$41,871,360
Interest		7,916
Income from Fidelity Central Funds (including $306,184 from security lending)		376,689
Total income		42,255,965
Expenses
Management fee	$2,888,031
Custodian fees and expenses	71,173
Independent trustees' fees and expenses	11,255
Registration fees	40,629
Audit	53,899
Legal	6,280
Interest	59,220
Miscellaneous	21,184
Total expenses before reductions	3,151,671
Expense reductions	(268)
Total expenses after reductions		3,151,403
Net investment income (loss)		39,104,562
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	261,276,579
Fidelity Central Funds	(8,843)
Futures contracts	(1,910,301)
Total net realized gain (loss)		259,357,435
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(77,698,402)
Fidelity Central Funds	72
Futures contracts	11,863
Total change in net unrealized appreciation (depreciation)		(77,686,467)
Net gain (loss)		181,670,968
Net increase (decrease) in net assets resulting from operations		$220,775,530

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,104,562	$50,829,329
Net realized gain (loss)	259,357,435	2,394,458
Change in net unrealized appreciation (depreciation)	(77,686,467)	231,016,197
Net increase (decrease) in net assets resulting from operations	220,775,530	284,239,984
Distributions to shareholders	(74,889,307)	(89,188,479)
Share transactions
Proceeds from sales of shares	671,359,872	1,499,718,974
Reinvestment of distributions	61,020,034	49,465,140
Cost of shares redeemed	(2,735,369,594)	(601,491,539)
Net increase (decrease) in net assets resulting from share transactions	(2,002,989,688)	947,692,575
Total increase (decrease) in net assets	(1,857,103,465)	1,142,744,080
Net Assets
Beginning of period	3,655,490,592	2,512,746,512
End of period	$1,798,387,127	$3,655,490,592
Other Information
Shares
Sold	49,727,677	118,738,023
Issued in reinvestment of distributions	4,423,533	3,757,326
Redeemed	(205,333,165)	(45,864,276)
Net increase (decrease)	(151,181,955)	76,631,073

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Momentum Index Fund

Years ended July 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$13.77	$13.31	$10.98	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	.20	.15	.07
Net realized and unrealized gain (loss)	2.07	.71C	2.29	.91
Total from investment operations	2.26	.91	2.44	.98
Distributions from net investment income	(.22)	(.12)	(.06)	–
Distributions from net realized gain	(.08)	(.33)	(.04)	–
Total distributions	(.29)D	(.45)	(.11)E	–
Net asset value, end of period	$15.74	$13.77	$13.31	$10.98
Total ReturnF,G	16.76%	6.94%C	22.33%	9.80%
Ratios to Average Net AssetsH,I
Expenses before reductions	.11%	.21%	.23%	.35%J
Expenses net of fee waivers, if any	.11%	.15%	.15%	.15%J
Expenses net of all reductions	.11%	.15%	.15%	.15%J
Net investment income (loss)	1.36%	1.54%	1.19%	1.40%J
Supplemental Data
Net assets, end of period (000 omitted)	$1,798,387	$3,655,491	$2,512,747	$744,177
Portfolio turnover rateK	163%	161%	153%	47%L

 A For the period February 9, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 6.91%.

 D Total distributions of $.29 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.077 per share.

 E Total distributions of $.11 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.043 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity SAI U.S. Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$433,620,378
Gross unrealized depreciation	(15,527,297)
Net unrealized appreciation (depreciation)	$418,093,081
Tax Cost	$1,409,427,502

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,255,803
Undistributed long-term capital gain	$142,431,367
Net unrealized appreciation (depreciation) on securities and other investments	$418,093,081

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$55,904,171	$ 80,137,946
Long-term Capital Gains	18,985,136	9,050,533
Total	$74,889,307	$ 89,188,479

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Momentum Index Fund	4,666,978,101	6,689,003,533

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Momentum Index Fund	Borrower	$34,873,232.65%		$35,273

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI U.S. Momentum Index Fund	$7,490

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $27,447. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $15,763 from securities loaned to NFS, as affiliated borrower).

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Momentum Index Fund	$223,923,429.55%		$23,947

10. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $268.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity U.S. Total Stock Fund was the owner of record of approximately 40% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Momentum Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Momentum Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from February 9, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 9, 2017 (commencement of operations) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee [Include if document contains trusts for which the individual serves as Trustee and trusts for which he/she does not serve as Trustee: of Name(s) of Trust(s)]

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity SAI U.S. Momentum Index Fund	.11%
Actual		$1,000.00	$1,081.00	$.57
Hypothetical-C		$1,000.00	$1,024.32	$.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI U.S Momentum Index Fund voted to pay on September 14, 2020, to shareholders of record at the opening of business on September 11, 2020, a distribution of $1.121 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.128 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $253,354,586, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 91% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 95% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 6% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SY1-ANN-0920
1.9878817.103

Fidelity® SAI U.S. Value Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI U.S. Value Index Fund	(10.13)%	(2.44)%

 A From December 19, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Value Index Fund on December 19, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Value Focus Index℠ performed over the same period.

Period Ending Values
$9,375	Fidelity® SAI U.S. Value Index Fund
$9,377	Fidelity U.S. Value Focus Index℠

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending July 31, 2020, the fund returned -10.13%, roughly in line with the -10.19% result of the benchmark Fidelity U.S. Value Focus Index. By sector, financials returned roughly -26% and detracted most, followed by energy, which returned roughly -37%. The industrials sector returned -29%, hampered by the transportation industry (-50%), and materials (-16%) also hurt. Other notable detractors included consumer discretionary (-17%), especially in the automobiles & components industry (-25%); communication services (-3%), hampered by the media & entertainment industry (-7%); and utilities (-9%) sectors. Conversely, health care advanced 22% and contributed most. Information technology stocks also helped, gaining about 8%. The consumer staples sector rose 6%, boosted by the food, beverage & tobacco industry (+5%) and real estate (+20%) also contributed. Turning to individual stocks, the biggest individual detractor was Wells Fargo (-47%), from the banks group. In energy, Chevron (-29%), Exxon Mobil (-41%), and ConocoPhillips (-34%) hurt. Citigroup, within the banks category, returned about -27% and hindered the fund. In contrast, the biggest individual contributor was AbbVie (+49%), from the pharmaceuticals, biotechnology & life sciences category. Also in pharmaceuticals, biotechnology & life sciences, Bristol-Myers Squibb (+33%) and Gilead Sciences (+12%) helped. Apple, within the technology hardware & equipment group, advanced 102% and lifted the fund. Another contributor was Microsoft (+52%), a stock in the software & services industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2020

% of fund's net assets
Verizon Communications, Inc.	3.9
Comcast Corp. Class A	3.8
AT&T, Inc.	3.6
AbbVie, Inc.	3.4
Chevron Corp.	3.4
18.1

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Financials	20.1
Information Technology	17.2
Health Care	13.8
Communication Services	13.6
Energy	11.9

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 4.0%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMUNICATION SERVICES - 13.6%
Diversified Telecommunication Services - 8.0%
AT&T, Inc.	2,792,937	$82,615,076
CenturyLink, Inc.	531,029	5,124,430
Liberty Global PLC Class A (a)	292,174	6,838,332
Verizon Communications, Inc.	1,546,032	88,865,919
		183,443,757
Media - 5.6%
Comcast Corp. Class A	2,041,174	87,362,247
Discovery Communications, Inc. Class A (a)(b)	241,409	5,093,730
DISH Network Corp. Class A (a)	138,247	4,439,111
Fox Corp. Class A	269,781	6,952,256
Interpublic Group of Companies, Inc.	209,462	3,780,789
News Corp. Class A	274,739	3,494,680
Nexstar Broadcasting Group, Inc. Class A	24,334	2,132,875
Omnicom Group, Inc.	115,202	6,189,803
ViacomCBS, Inc. Class B (b)	290,624	7,576,568
		127,022,059

TOTAL COMMUNICATION SERVICES		310,465,816

CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.3%
BorgWarner, Inc.	111,453	4,079,180
Lear Corp.	29,315	3,235,790
		7,314,970
Automobiles - 1.4%
Ford Motor Co.	2,100,021	13,881,139
General Motors Co.	677,043	16,851,600
Harley-Davidson, Inc.	82,348	2,143,518
		32,876,257
Distributors - 0.2%
LKQ Corp. (a)	163,417	4,606,725
Household Durables - 1.9%
D.R. Horton, Inc.	177,853	11,766,754
Lennar Corp. Class A	153,841	11,130,396
Mohawk Industries, Inc. (a)	31,982	2,553,763
Newell Brands, Inc.	205,202	3,365,313
PulteGroup, Inc.	135,511	5,908,280
Toll Brothers, Inc.	62,137	2,373,633
Whirlpool Corp. (b)	33,420	5,451,470
		42,549,609
Internet & Direct Marketing Retail - 1.3%
Amazon.com, Inc. (a)	8,852	28,013,747
Liberty Interactive Corp. QVC Group Series A (a)	208,252	2,272,029
		30,285,776
Multiline Retail - 0.1%
Kohl's Corp.	84,802	1,614,630
Specialty Retail - 0.8%
Aaron's, Inc. Class A	36,324	1,895,386
Best Buy Co., Inc.	122,206	12,170,496
Foot Locker, Inc.	56,015	1,646,281
Lithia Motors, Inc. Class A (sub. vtg.)	11,915	2,730,322
		18,442,485
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands, Inc.	187,109	2,643,850
PVH Corp.	38,137	1,855,746
Ralph Lauren Corp.	25,686	1,831,412
Tapestry, Inc.	148,434	1,983,078
		8,314,086

TOTAL CONSUMER DISCRETIONARY		146,004,538

CONSUMER STAPLES - 4.7%
Beverages - 0.2%
Molson Coors Beverage Co. Class B	101,101	3,793,310
Food & Staples Retailing - 1.4%
Kroger Co.	422,666	14,704,550
U.S. Foods Holding Corp. (a)	118,427	2,404,068
Walgreens Boots Alliance, Inc.	396,149	16,127,226
		33,235,844
Food Products - 1.3%
Nomad Foods Ltd. (a)	99,381	2,291,726
The J.M. Smucker Co.	61,308	6,704,030
The Kraft Heinz Co.	335,006	11,517,506
Tyson Foods, Inc. Class A	158,225	9,722,926
		30,236,188
Tobacco - 1.8%
Altria Group, Inc.	999,085	41,112,348

TOTAL CONSUMER STAPLES		108,377,690

ENERGY - 11.9%
Energy Equipment & Services - 0.9%
Baker Hughes Co. Class A	352,156	5,454,896
Schlumberger Ltd.	746,108	13,534,399
TechnipFMC PLC	226,121	1,815,752
		20,805,047
Oil, Gas & Consumable Fuels - 11.0%
Chevron Corp.	909,732	76,362,904
ConocoPhillips Co.	576,551	21,557,242
Diamondback Energy, Inc.	80,264	3,199,323
EOG Resources, Inc.	312,916	14,660,115
EQT Corp.	137,388	1,994,874
Equitrans Midstream Corp. (b)	218,501	2,108,535
Exxon Mobil Corp.	1,785,976	75,153,870
HollyFrontier Corp.	80,070	2,201,925
Kinder Morgan, Inc.	706,007	9,954,699
Marathon Oil Corp.	424,883	2,332,608
Marathon Petroleum Corp.	349,589	13,354,300
Phillips 66 Co.	234,763	14,560,001
Valero Energy Corp.	219,185	12,324,773
		249,765,169

TOTAL ENERGY		270,570,216

FINANCIALS - 20.1%
Banks - 10.6%
Bank of America Corp.	2,660,050	66,182,044
Citigroup, Inc.	1,119,209	55,971,642
Citizens Financial Group, Inc.	229,356	5,690,322
Comerica, Inc.	74,747	2,879,254
East West Bancorp, Inc.	76,065	2,636,413
Fifth Third Bancorp	382,734	7,601,097
First Horizon National Corp.	167,662	1,554,227
KeyCorp	524,392	6,297,948
Peoples United Financial, Inc.	228,302	2,463,379
Pinnacle Financial Partners, Inc.	38,330	1,518,635
Popular, Inc.	47,378	1,758,198
Regions Financial Corp.	514,496	5,587,427
Synovus Financial Corp.	79,183	1,595,537
Truist Financial Corp.	724,418	27,136,698
Valley National Bancorp	210,576	1,573,003
Wells Fargo & Co.	2,005,837	48,661,606
Zions Bancorp NA	88,095	2,860,445
		241,967,875
Capital Markets - 4.1%
Ameriprise Financial, Inc.	65,770	10,104,245
Bank of New York Mellon Corp.	433,184	15,529,646
Goldman Sachs Group, Inc.	166,391	32,938,762
Invesco Ltd.	202,301	2,031,102
Morgan Stanley	643,792	31,468,553
Stifel Financial Corp.	36,833	1,785,664
		93,857,972
Consumer Finance - 0.4%
Ally Financial, Inc.	200,614	4,032,341
Synchrony Financial	288,705	6,389,042
		10,421,383
Diversified Financial Services - 0.4%
AXA Equitable Holdings, Inc.	218,000	4,460,280
Jefferies Financial Group, Inc.	121,403	1,966,729
Voya Financial, Inc.	67,814	3,350,012
		9,777,021
Insurance - 4.3%
AFLAC, Inc.	385,742	13,720,843
Allstate Corp.	159,657	15,070,024
American International Group, Inc.	463,042	14,882,170
Athene Holding Ltd. (a)	63,695	2,054,164
Hartford Financial Services Group, Inc.	192,506	8,146,854
Lincoln National Corp.	103,880	3,871,608
MetLife, Inc.	414,743	15,698,023
Principal Financial Group, Inc.	136,929	5,809,897
Prudential Financial, Inc.	212,358	13,457,126
Reinsurance Group of America, Inc.	36,462	3,108,386
Unum Group	109,361	1,884,290
		97,703,385
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc.	151,744	2,268,573
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd.	59,473	2,130,918
Radian Group, Inc.	104,758	1,562,989
		3,693,907

TOTAL FINANCIALS		459,690,116

HEALTH CARE - 13.8%
Biotechnology - 5.4%
AbbVie, Inc.	812,647	77,128,327
Alexion Pharmaceuticals, Inc. (a)	118,720	12,167,613
Biogen, Inc. (a)	87,732	24,099,103
Gilead Sciences, Inc.	99,860	6,943,266
United Therapeutics Corp. (a)	23,661	2,637,492
		122,975,801
Health Care Equipment & Supplies - 0.1%
Envista Holdings Corp. (a)	85,599	1,872,050
Health Care Providers & Services - 7.5%
AmerisourceBergen Corp.	79,827	7,997,867
Anthem, Inc.	135,541	37,111,126
Cardinal Health, Inc.	156,976	8,574,029
Cigna Corp.	198,369	34,256,343
CVS Health Corp.	702,711	44,228,630
DaVita HealthCare Partners, Inc. (a)	45,839	4,005,870
HCA Holdings, Inc.	141,577	17,929,311
McKesson Corp.	87,014	13,066,022
Universal Health Services, Inc. Class B	41,756	4,588,984
		171,758,182
Pharmaceuticals - 0.8%
Bristol-Myers Squibb Co.	127,993	7,508,069
Jazz Pharmaceuticals PLC (a)	29,746	3,220,005
Mylan NV (a)	277,918	4,477,259
Perrigo Co. PLC	73,284	3,885,518
		19,090,851

TOTAL HEALTH CARE		315,696,884

INDUSTRIALS - 6.0%
Aerospace & Defense - 2.3%
Howmet Aerospace, Inc.	206,320	3,049,410
Raytheon Technologies Corp.	790,713	44,817,613
Textron, Inc.	122,385	4,276,132
		52,143,155
Airlines - 0.4%
Alaska Air Group, Inc.	65,903	2,269,699
Delta Air Lines, Inc.	305,185	7,620,469
		9,890,168
Building Products - 0.2%
Owens Corning	57,977	3,505,869
Construction & Engineering - 0.2%
EMCOR Group, Inc.	29,486	2,019,791
Quanta Services, Inc.	74,001	2,957,820
		4,977,611
Electrical Equipment - 0.3%
Acuity Brands, Inc.	21,312	2,112,019
nVent Electric PLC	84,009	1,525,603
Regal Beloit Corp.	21,784	2,003,474
		5,641,096
Machinery - 1.7%
AGCO Corp.	33,408	2,192,567
Allison Transmission Holdings, Inc.	60,846	2,273,207
Crane Co.	26,494	1,498,766
Cummins, Inc.	79,312	15,327,837
Middleby Corp. (a)	29,881	2,481,916
Oshkosh Corp.	36,596	2,880,837
Snap-On, Inc.	29,221	4,262,467
Timken Co.	36,321	1,658,417
Westinghouse Air Brake Co.	97,187	6,044,060
		38,620,074
Marine - 0.1%
Kirby Corp. (a)	32,277	1,492,488
Professional Services - 0.2%
Manpower, Inc.	31,209	2,146,867
Nielsen Holdings PLC	191,647	2,765,466
		4,912,333
Road & Rail - 0.1%
Knight-Swift Transportation Holdings, Inc. Class A (b)	65,735	2,858,815
Trading Companies & Distributors - 0.5%
AerCap Holdings NV (a)	69,695	1,876,886
Air Lease Corp. Class A	56,819	1,489,794
HD Supply Holdings, Inc. (a)	87,086	3,056,719
United Rentals, Inc. (a)	38,735	6,018,257
		12,441,656

TOTAL INDUSTRIALS		136,483,265

INFORMATION TECHNOLOGY - 17.2%
Communications Equipment - 0.2%
Juniper Networks, Inc.	178,140	4,521,193
Electronic Equipment & Components - 1.1%
Arrow Electronics, Inc. (a)	42,293	3,029,025
Flextronics International Ltd. (a)	270,953	3,113,250
Jabil, Inc.	73,735	2,570,402
SYNNEX Corp.	22,139	2,761,619
TE Connectivity Ltd.	150,968	13,446,720
		24,921,016
IT Services - 4.3%
Amdocs Ltd.	71,771	4,456,979
CACI International, Inc. Class A (a)	13,487	2,802,868
Cognizant Technology Solutions Corp. Class A	290,623	19,855,363
DXC Technology Co.	136,421	2,443,300
IBM Corp.	477,343	58,684,548
KBR, Inc.	76,501	1,701,382
Perspecta, Inc.	73,382	1,570,375
Science Applications International Corp.	26,559	2,124,189
The Western Union Co.	220,908	5,363,646
		99,002,650
Semiconductors & Semiconductor Equipment - 4.4%
Intel Corp.	1,466,943	70,017,189
Micron Technology, Inc. (a)	597,927	29,929,236
		99,946,425
Software - 2.8%
j2 Global, Inc. (a)	24,369	1,382,210
LogMeIn, Inc.	26,220	2,249,938
Microsoft Corp.	254,396	52,153,724
SS&C Technologies Holdings, Inc.	120,023	6,901,323
Verint Systems, Inc. (a)	34,475	1,547,583
		64,234,778
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	128,498	54,616,790
Dell Technologies, Inc. (a)	83,173	4,976,241
Hewlett Packard Enterprise Co.	690,703	6,817,239
HP, Inc.	768,765	13,514,889
NetApp, Inc.	118,908	5,267,624
Seagate Technology LLC	121,409	5,490,115
Western Digital Corp.	161,123	6,944,401
Xerox Holdings Corp.	98,450	1,639,193
		99,266,492

TOTAL INFORMATION TECHNOLOGY		391,892,554

MATERIALS - 4.6%
Chemicals - 3.4%
Celanese Corp. Class A	63,562	6,178,226
CF Industries Holdings, Inc.	114,940	3,601,070
Corteva, Inc.	402,334	11,490,659
Dow, Inc.	398,227	16,351,201
DuPont de Nemours, Inc.	394,500	21,097,860
Eastman Chemical Co.	73,059	5,452,393
Huntsman Corp.	105,520	1,952,120
LyondellBasell Industries NV Class A	138,142	8,636,638
The Mosaic Co.	187,465	2,525,154
		77,285,321
Containers & Packaging - 0.6%
Berry Global Group, Inc. (a)	71,180	3,558,288
International Paper Co.	211,304	7,351,266
WestRock Co.	139,379	3,743,720
		14,653,274
Metals & Mining - 0.6%
Nucor Corp.	161,894	6,791,453
Reliance Steel & Aluminum Co.	34,214	3,361,868
Steel Dynamics, Inc.	113,077	3,099,441
		13,252,762

TOTAL MATERIALS		105,191,357

UTILITIES - 1.3%
Electric Utilities - 1.1%
Exelon Corp.	523,856	20,226,080
NRG Energy, Inc.	131,225	4,436,717
		24,662,797
Independent Power and Renewable Electricity Producers - 0.2%
Vistra Corp.	241,653	4,509,245

TOTAL UTILITIES		29,172,042

TOTAL COMMON STOCKS
(Cost $2,373,745,114)		2,273,544,478
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.13% 11/5/20 (c)
(Cost $119,957)	120,000	119,970
	Shares	Value

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.14% (d)	8,344,069	$8,346,573
Fidelity Securities Lending Cash Central Fund 0.13% (d)(e)	22,680,861	22,683,129
TOTAL MONEY MARKET FUNDS
(Cost $31,029,535)		31,029,702
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $2,404,894,606)		2,304,694,150
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(22,393,231)
NET ASSETS - 100%		$2,282,300,919

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	54	Sept. 2020	$8,811,450	$475,596	$475,596

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $119,970.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$72,693
Fidelity Securities Lending Cash Central Fund	118,558
Total	$191,251

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$310,465,816	$310,465,816	$--	$--
Consumer Discretionary	146,004,538	146,004,538	--	--
Consumer Staples	108,377,690	108,377,690	--	--
Energy	270,570,216	270,570,216	--	--
Financials	459,690,116	459,690,116	--	--
Health Care	315,696,884	315,696,884	--	--
Industrials	136,483,265	136,483,265	--	--
Information Technology	391,892,554	391,892,554	--	--
Materials	105,191,357	105,191,357	--	--
Utilities	29,172,042	29,172,042	--	--
U.S. Government and Government Agency Obligations	119,970	--	119,970	--
Money Market Funds	31,029,702	31,029,702	--	--
Total Investments in Securities:	$2,304,694,150	$2,304,574,180	$119,970	$--
Derivative Instruments:
Assets
Futures Contracts	$475,596	$475,596	$--	$--
Total Assets	$475,596	$475,596	$--	$--
Total Derivative Instruments:	$475,596	$475,596	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$475,596	$0
Total Equity Risk	475,596	0
Total Value of Derivatives	$475,596	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $22,192,021) — See accompanying schedule: Unaffiliated issuers (cost $2,373,865,071)	$2,273,664,448
Fidelity Central Funds (cost $31,029,535)	31,029,702
Total Investment in Securities (cost $2,404,894,606)		$2,304,694,150
Segregated cash with brokers for derivative instruments		421,236
Receivable for fund shares sold		1,449,146
Dividends receivable		5,675,665
Distributions receivable from Fidelity Central Funds		4,140
Receivable for daily variation margin on futures contracts		33,188
Prepaid expenses		472
Total assets		2,312,277,997
Liabilities
Payable for investments purchased	$5,901,636
Payable for fund shares redeemed	1,146,600
Accrued management fee	190,460
Other payables and accrued expenses	55,624
Collateral on securities loaned	22,682,758
Total liabilities		29,977,078
Net Assets		$2,282,300,919
Net Assets consist of:
Paid in capital		$2,492,885,455
Total accumulated earnings (loss)		(210,584,536)
Net Assets		$2,282,300,919
Net Asset Value, offering price and redemption price per share ($2,282,300,919 ÷ 258,877,939 shares)		$8.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$63,558,839
Interest		3,519
Income from Fidelity Central Funds (including $118,558 from security lending)		191,251
Total income		63,753,609
Expenses
Management fee	$1,977,060
Custodian fees and expenses	36,986
Independent trustees' fees and expenses	6,734
Registration fees	38,106
Audit	53,430
Legal	3,076
Interest	4,601
Miscellaneous	11,240
Total expenses		2,131,233
Net investment income (loss)		61,622,376
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(88,530,938)
Fidelity Central Funds	1,201
Futures contracts	(595,121)
Total net realized gain (loss)		(89,124,858)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(108,478,746)
Fidelity Central Funds	167
Futures contracts	398,493
Total change in net unrealized appreciation (depreciation)		(108,080,086)
Net gain (loss)		(197,204,944)
Net increase (decrease) in net assets resulting from operations		$(135,582,568)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$61,622,376	$50,403,392
Net realized gain (loss)	(89,124,858)	(17,902,029)
Change in net unrealized appreciation (depreciation)	(108,080,086)	(294,908)
Net increase (decrease) in net assets resulting from operations	(135,582,568)	32,206,455
Distributions to shareholders	(47,902,133)	(66,034,772)
Share transactions
Proceeds from sales of shares	1,249,352,947	812,292,938
Reinvestment of distributions	31,571,367	26,777,127
Cost of shares redeemed	(603,278,266)	(975,258,724)
Net increase (decrease) in net assets resulting from share transactions	677,646,048	(136,188,659)
Total increase (decrease) in net assets	494,161,347	(170,016,976)
Net Assets
Beginning of period	1,788,139,572	1,958,156,548
End of period	$2,282,300,919	$1,788,139,572
Other Information
Shares
Sold	144,603,376	86,804,375
Issued in reinvestment of distributions	3,017,446	2,944,380
Redeemed	(66,443,904)	(100,973,131)
Net increase (decrease)	81,176,918	(11,224,376)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI U.S. Value Index Fund

Years ended July 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.06	$10.36	$10.00
Income from Investment Operations
Net investment income (loss)B	.29	.25	.14
Net realized and unrealized gain (loss)	(1.27)	(.22)	.23
Total from investment operations	(.98)	.03	.37
Distributions from net investment income	(.26)	(.19)	(.01)
Distributions from net realized gain	–	(.14)	–
Total distributions	(.26)	(.33)	(.01)
Net asset value, end of period	$8.82	$10.06	$10.36
Total ReturnC,D	(10.13)%	.62%	3.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.11%	.21%	.28%G
Expenses net of fee waivers, if any	.11%	.15%	.15%G
Expenses net of all reductions	.11%	.15%	.15%G
Net investment income (loss)	3.12%	2.61%	2.20%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,282,301	$1,788,140	$1,958,157
Portfolio turnover rateH	82%	99%	113%G

 A For the period December 19, 2017 (commencement of operations) to July 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity SAI U.S. Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$168,258,920
Gross unrealized depreciation	(388,035,660)
Net unrealized appreciation (depreciation)	$(219,776,740)
Tax Cost	$2,524,470,890

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,648,741
Capital loss carryforward	$(24,456,537)
Net unrealized appreciation (depreciation) on securities and other investments	$(219,776,740)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(24,456,537)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$47,902,133	$ 66,034,772

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Value Index Fund	2,318,168,526	1,625,717,652

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Value Index Fund	Borrower	$45,205,143.52%		$4,601

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI U.S. Value Index Fund	$4,717

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $9,350. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $24 from securities loaned to NFS, as affiliated borrower).

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity U.S. Total Stock Fund was the owner of record of approximately 54% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI U.S. Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended July 31, 2020 and for the period December 19, 2017 (commencement of operations) through July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the two years in the period ended July 31, 2020 and for the period December 19, 2017 (commencement of operations) through July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity SAI U.S. Value Index Fund	.11%
Actual		$1,000.00	$858.80	$.51
Hypothetical-C		$1,000.00	$1,024.32	$.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% and 92% of the dividends distributed in September and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 96% of the dividends distributed in September and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 2% of the dividends distributed in September and December, respectively, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

USV-ANN-0920
1.9885515.102

Item 2.

Code of Ethics

As of the end of the period, July 31, 2020, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Real Estate Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Momentum Index Fund and Fidelity SAI U.S. Quality Index Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$35,500	$-	$8,600	$800
Fidelity SAI Real Estate Index Fund	$37,400	$-	$8,100	$800
Fidelity SAI Small-Mid Cap 500 Index Fund	$40,700	$-	$7,400	$900
Fidelity SAI U.S. Large Cap Index Fund	$38,600	$-	$9,100	$900
Fidelity SAI U.S. Momentum Index Fund	$40,200	$-	$7,200	$900
Fidelity SAI U.S. Quality Index Fund	$40,200	$-	$7,400	$900

July 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$38,000	$100	$6,000	$1,200
Fidelity SAI Real Estate Index Fund	$40,000	$100	$5,700	$1,200
Fidelity SAI Small-Mid Cap 500 Index Fund	$43,000	$100	$5,100	$1,300
Fidelity SAI U.S. Large Cap Index Fund	$42,000	$100	$6,300	$1,200
Fidelity SAI U.S. Momentum Index Fund	$43,000	$100	$4,800	$1,200
Fidelity SAI U.S. Quality Index Fund	$43,000	$100	$5,100	$1,200

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI U.S. Value Index Fund (the “Fund(s)”):

Services Billed by PwC

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$38,000	$3,500	$9,000	$1,900

July 31, 2019 Fees A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$46,000	$3,500	$3,500	$2,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2020A	July 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2020A	July 31, 2019 A
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$20,800	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2020A	July 31, 2019A
Deloitte Entities	$557,600	$740,000
PwC	$14,313,000	$12,380,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 21, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2020